Exhibit 4(c)







        __________________________________________


                 ENTERGY MISSISSIPPI, INC.

                            TO

                 _________________________

                                             Trustee


                         _________


                         Indenture
              (For Unsecured Debt Securities)


             Dated as of ______________, _____




        __________________________________________

                     TABLE OF CONTENTS



RECITAL OF THE COMPANY                                   1


ARTICLE ONE                                              1


DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION  1
   SECTION 101. DEFINITIONS.                             1
        "ACT"                                            2
        "AFFILIATE"                                      2
        "AUTHENTICATING AGENT"                           2
        "AUTHORIZED OFFICER"                             2
        "BOARD OF DIRECTORS"                             3
        "BOARD RESOLUTION"                               3
        "BUSINESS DAY"                                   3
        "COMMISSION"                                     3
        "COMPANY"                                        3
        "COMPANY REQUEST OR COMPANY ORDER"               3
        "CORPORATE TRUST OFFICE"                         3
        "CORPORATION"                                    3
        "DEFAULTED INTEREST"                             4
        "DISCOUNT SECURITY"                              4
        "DOLLAR" OR "$"                                  4
        "ELIGIBLE OBLIGATIONS"                           4
        "EVENT OF DEFAULT"                               4
        "GOVERNMENTAL AUTHORITY"                         4
        "GOVERNMENT OBLIGATIONS"                         4
        "HOLDER"                                         5
        "INDENTURE"                                      5
        "INTEREST PAYMENT DATE"                          5
        "MATURITY"                                       5
        "OFFICER'S CERTIFICATE"                          5
        "OPINION OF COUNSEL"                             5
        "OUTSTANDING"                                    6
        "PAYING AGENT"                                   7
        "PERIODIC OFFERING"                              7
        "PERSON"                                         7
        "PLACE OF PAYMENT"                               7
        "PREDECESSOR SECURITY"                           7
        "REDEMPTION DATE"                                8
        "REDEMPTION PRICE"                               8
        "REGULAR RECORD DATE"                            8
        "REQUIRED CURRENCY"                              8
        "RESPONSIBLE OFFICER"                            8
        "SECURITIES"                                     8
        "SECURITY REGISTER AND SECURITY REGISTRAR"       8
        "SPECIAL RECORD DATE"                            8
        "STATED INTEREST RATE"                           8
        "STATED MATURITY"                                9
        "TRANCHE"                                        9
        "TRUST INDENTURE ACT"                            9
        "TRUSTEE"                                        9
        "UNITED STATES"                                  9
   SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.    9
   SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. 10
   SECTION 104. ACTS OF HOLDERS.                        11
   SECTION 105. NOTICES, ETC. TO TRUSTEE AND COMPANY.   13
   SECTION 106. NOTICE TO HOLDERS OF SECURITIES;
                WAIVER.                                 13
   SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.      14
   SECTION 108. EFFECT OF HEADINGS AND TABLE OF
                CONTENTS.                               14
   SECTION 109. SUCCESSORS AND ASSIGNS.                 14
   SECTION 110. SEPARABILITY CLAUSE.                    14
   SECTION 111. BENEFITS OF INDENTURE.                  14
   SECTION 112. GOVERNING LAW.                          15
   SECTION 113. LEGAL HOLIDAYS.                         15


ARTICLE TWO                                             15


SECURITY FORMS                                          15
   SECTION 201. FORMS GENERALLY.                        15
   SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF
                AUTHENTICATION.                         16


ARTICLE THREE                                           16


THE SECURITIES                                          16
   SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.   16
   SECTION 302. DENOMINATIONS.                          20
   SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND
                DATING.                                 20
   SECTION 304. TEMPORARY SECURITIES.                   23
   SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER
                AND EXCHANGE.                           24
   SECTION 306. MUTILATED, DESTROYED, LOST AND  STOLEN
                SECURITIES.                             25
   SECTION 307. PAYMENT OF INTEREST; INTEREST  RIGHTS
                PRESERVED.                              26
   SECTION 308. PERSONS DEEMED OWNERS.                  27
   SECTION 309. CANCELLATION BY SECURITY REGISTRAR.     27
   SECTION 310. COMPUTATION OF INTEREST.                28
   SECTION 311. PAYMENT TO BE IN PROPER CURRENCY.       28


ARTICLE FOUR                                            28


REDEMPTION OF SECURITIES                                28
   SECTION 401. APPLICABILITY OF ARTICLE.               28
   SECTION 402. ELECTION TO REDEEM; NOTICE TO TRUSTEE.  28
   SECTION 403. SELECTION OF SECURITIES TO BE REDEEMED. 29
   SECTION 404. NOTICE OF REDEMPTION.                   29
   SECTION 405. SECURITIES PAYABLE ON REDEMPTION DATE.  31
   SECTION 406. SECURITIES REDEEMED IN PART.            31


ARTICLE FIVE                                            32


SINKING FUNDS                                           32
   SECTION 501. APPLICABILITY OF ARTICLE.               32
   SECTION 502. SATISFACTION OF SINKING FUND PAYMENTS
                WITH SECURITIES.                        32
   SECTION 503. REDEMPTION OF SECURITIES FOR  SINKING
                FUND.                                   32


ARTICLE SIX                                             33


COVENANTS                                               33
   SECTION 601. PAYMENT  OF  PRINCIPAL,  PREMIUM  AND
                INTEREST.                               33
   SECTION 602. MAINTENANCE OF OFFICE OR AGENCY.        33
   SECTION 603. MONEY FOR SECURITIES PAYMENTS  TO  BE
                HELD IN TRUST.                          34
   SECTION 604. CORPORATE EXISTENCE.                    36
   SECTION 605. MAINTENANCE OF PROPERTIES.              36
   SECTION 606. ANNUAL  OFFICER'S CERTIFICATE  AS  TO
                COMPLIANCE.                             36
   SECTION 607. WAIVER OF CERTAIN COVENANTS.            36


ARTICLE SEVEN                                           37


SATISFACTION AND DISCHARGE                              37
   SECTION 701. SATISFACTION   AND   DISCHARGE   OF
                SECURITIES.                             37
   SECTION 702. SATISFACTION   AND   DISCHARGE   OF
                INDENTURE.                              39
   SECTION 703. APPLICATION OF TRUST MONEY.             40


ARTICLE EIGHT                                           41


EVENTS OF DEFAULT; REMEDIES                             41
   SECTION 801. EVENTS OF DEFAULT.                      41
   SECTION 802. ACCELERATION OF MATURITY;  RESCISSION
                AND ANNULMENT.                          42
   SECTION 803. COLLECTION OF INDEBTEDNESS AND  SUITS
                FOR ENFORCEMENT BY TRUSTEE.             43
   SECTION 804. TRUSTEE MAY FILE PROOFS OF CLAIM.       44
   SECTION 805. TRUSTEE  MAY ENFORCE  CLAIMS  WITHOUT
                POSSESSION OF SECURITIES.               45
   SECTION 806. APPLICATION OF MONEY COLLECTED.         45
   SECTION 807. LIMITATION ON SUITS.                    46
   SECTION 808. UNCONDITIONAL  RIGHT  OF  HOLDERS  TO
                RECEIVE PRINCIPAL, PREMIUM AND INTEREST 46
   SECTION 809. RESTORATION OF RIGHTS AND REMEDIES.     47
   SECTION 810. RIGHTS AND REMEDIES CUMULATIVE.         47
   SECTION 811. DELAY OR OMISSION NOT WAIVER.           47
   SECTION 812. CONTROL BY HOLDERS OF SECURITIES.       47
   SECTION 813. WAIVER OF PAST DEFAULTS.                48
   SECTION 814. UNDERTAKING FOR COSTS.                  48
   SECTION 815. WAIVER OF STAY OR EXTENSION LAWS.       49


ARTICLE NINE                                            49


THE TRUSTEE                                             49
   SECTION 901. CERTAIN DUTIES AND RESPONSIBILITIES.    49
   SECTION 902. NOTICE OF DEFAULTS.                     50
   SECTION 903. CERTAIN RIGHTS OF TRUSTEE.              51
   SECTION 904. NOT  RESPONSIBLE  FOR  RECITALS   OR
                ISSUANCE OF SECURITIES.                 52
   SECTION 905. MAY HOLD SECURITIES.                    52
   SECTION 906. MONEY HELD IN TRUST.                    52
   SECTION 907. COMPENSATION AND REIMBURSEMENT.         52
   SECTION 908. DISQUALIFICATION;    CONFLICTING
                INTERESTS.                              53
   SECTION 909. CORPORATE    TRUSTEE    REQUIRED;
                ELIGIBILITY.                            53
   SECTION 910. RESIGNATION AND REMOVAL; APPOINTMENT OF
                SUCCESSOR.                              54
   SECTION 911. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. 56
   SECTION 912. MERGER, CONVERSION, CONSOLIDATION  OR
                SUCCESSION TO BUSINESS.                 57
   SECTION 913. PREFERENTIAL  COLLECTION  OF  CLAIMS
                AGAINST COMPANY.                        58
   SECTION 914. CO-TRUSTEES AND SEPARATE TRUSTEES.      58
   SECTION 915. APPOINTMENT OF AUTHENTICATING AGENT.    60


ARTICLE TEN                                             62


HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY       62
   SECTION 1001. LISTS OF HOLDERS.                      62
   SECTION 1002. REPORTS BY TRUSTEE AND COMPANY.        62


ARTICLE ELEVEN                                          62


CONSOLIDATION, MERGER, CONVEYANCE OR OTHER TRANSFER     62
   SECTION 1101. COMPANY MAY CONSOLIDATE, ETC., ONLY ON
                 CERTAIN TERMS.                         62
   SECTION 1102. SUCCESSOR PERSON SUBSTITUTED.          63


ARTICLE TWELVE                                          63


SUPPLEMENTAL INDENTURES                                 63
   SECTION 1201. SUPPLEMENTAL  INDENTURES   WITHOUT
                 CONSENT OF HOLDERS.                    63
   SECTION 1202. SUPPLEMENTAL INDENTURES WITH  CONSENT
                 OF HOLDERS.                            66
   SECTION 1203. EXECUTION OF SUPPLEMENTAL INDENTURES.  67
   SECTION 1204. EFFECT OF SUPPLEMENTAL INDENTURES.     67
   SECTION 1205. CONFORMITY WITH TRUST INDENTURE ACT.   68
   SECTION 1206. REFERENCE   IN   SECURITIES    TO
                 SUPPLEMENTAL INDENTURES.               68
   SECTION 1207. MODIFICATION  WITHOUT  SUPPLEMENTAL
                 INDENTURE.                             68


ARTICLE THIRTEEN                                        68


MEETINGS OF HOLDERS; ACTION WITHOUT MEETING             68
   SECTION 1301. PURPOSES FOR WHICH MEETINGS  MAY  BE
                 CALLED.                                68
   SECTION 1302. CALL, NOTICE AND PLACE OF MEETINGS.    69
   SECTION 1303. PERSONS ENTITLED TO VOTE AT MEETINGS.  69
   SECTION 1304. QUORUM; ACTION.                        70
   SECTION 1305. ATTENDANCE AT MEETINGS; DETERMINATION
                 OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT
                 OF MEETINGS.                           71
   SECTION 1306. COUNTING VOTES AND RECORDING ACTION OF
                 MEETINGS.                              72
   SECTION 1307. ACTION WITHOUT MEETING.                72


ARTICLE FOURTEEN                                        72


IMMUNITY  OF INCORPORATORS, STOCKHOLDERS, OFFICERS  AND
   DIRECTORS                                            72
   SECTION 1401. LIABILITY SOLELY CORPORATE.            72

                 ENTERGY MISSISSIPPI, INC.

Reconciliation and tie between Trust Indenture Act of 1939
  an Indenture, dated as of ______________________, _____
Trust Indenture Act Section                   Indenture
Section
310  (a)(1)                                         909
     (a)(2)                                         909
     (a)(3)                                         914
     (a)(4)                                    Not Applicable
     (b)                                            908
                                                    910
311  (a)                                            913
     (b)                                            913
     (c)                                            913
312  (a)                                            1001
     (b)                                            1001
     (c)                                            1001
313  (a)                                            1002
     (b)                                            1002
     (c)                                            1002
314  (a)                                            1002
     (a)(4)                                         606
     (b)                                       Not Applicable
     (c)(1)                                         102
     (c)(2)                                         102
     (c)(3)                                    Not Applicable
     (d)                                       Not Applicable
     (e)                                            102
315  (a)                                            901
                                                    903
     (b)                                            902
     (c)                                            901
     (d)                                            901
     (e)                                            814
316  (a)                                            812
                                                    813
     (a)(1)(A)                                      802
                                                    812
     (a)(1)(B)                                      813
     (a)(2)                                    Not Applicable
     (b)                                            808
317  (a)(1)                                         803
     (a)(2)                                         804
     (b)                                            603
318  (a)                                            107

          INDENTURE,   dated   as  of   _________________,
between  ENTERGY  MISSISSIPPI, INC.,  a  corporation  duly
organized  and  existing under the laws of  the  State  of
Mississippi  (herein  called  the  Company),  having   its
principal  office  at  639  Loyola  Avenue,  New  Orleans,
Louisiana                    70113,                    and
_______________________________________,                 a
_____________________,  having  its  principal   corporate
trust office at ______________________________, as Trustee
(herein called the "Trustee").

                  RECITAL OF THE COMPANY

          The  Company  has duly authorized the  execution
and delivery of this Indenture to provide for the issuance
from  time to time of its unsecured debentures,  notes  or
other   evidences  of  indebtedness  (herein  called   the
"Securities"), in an unlimited aggregate principal amount to be issued in one or more series as contemplated herein;
and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

          For  all  purposes of this Indenture, except  as
otherwise   expressly  provided  or  unless  the   context
otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the
purchase of the Securities by the Holders thereof,  it  is
mutually   covenanted  and  agreed,  for  the  equal   and
proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                        ARTICLE ONE
  Definitions and Other Provisions of General Application

SECTION 101.   Definitions.

          For  all  purposes of this Indenture, except  as
otherwise   expressly  provided  or  unless  the   context
otherwise requires:

          (a)       the terms defined in this Article have
     the meanings assigned to them in this Article and include the plural as well as the singular;

          (b)          all   terms  used  herein   without
     definition  which are defined in the Trust  Indenture
     Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c)        all  accounting terms  not  otherwise
     defined herein have the meanings assigned to them  in
     accordance   with   generally   accepted   accounting
     principles  in  the  United States,  and,  except  as
     otherwise   herein  expressly  provided,   the   term
     "generally   accepted  accounting  principles"   with
     respect  to  any  computation required  or  permitted
     hereunder  shall mean such accounting  principles  as
     are  generally accepted in the United States  at  the
     date  of such computation or, at the election of  the
     Company  from  time  to time,  at  the  date  of  the
     execution  and delivery of this Indenture;  provided,
     however,   that  in  determining  generally  accepted
     accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

          (d)         the  words  "herein",  "hereof"  and
     "hereunder"  and other words of similar import  refer
     to   this  Indenture  as  a  whole  and  not  to  any
     particular Article, Section or other subdivision.

          Certain terms, used principally in Article Nine, are defined in that Article.

       "Act"

, when used with respect to any Holder of a Security, has the meaning specified in Section 104.

       "Affiliate"

          of  any  specified Person means any other Person
directly  or  indirectly controlling or controlled  by  or
under   direct  or  indirect  common  control  with   such
specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       "Authenticating Agent"

means any Person (other than the Company or an Affiliate of the Company) authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

       "Authorized Officer"

  means the Chairman of the Board, the President, any Vice
President, the Treasurer, any Assistant Treasurer, or any other duly authorized officer of the Company.

       "Board of Directors"

means either the board of directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

       "Board Resolution"

  means  a copy of a resolution certified by the Secretary
or an Assistant Secretary of the Company to have been duly
adopted by the Board of Directors and to be in full  force
and   effect  on  the  date  of  such  certification,  and
delivered to the Trustee.

       "Business Day"

, when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

       "Commission"

means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange
Act of 1934, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

       "Company"

  means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

       "Company Request or Company Order"

means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

       "Corporate Trust Office"

means the office of the Trustee at which at any particular
time  its  corporate trust business shall  be  principally
administered,  which office at the date of  execution  and
delivery    of    this    Indenture    is    located    at
____________________________________.

       "Corporation"

means a corporation, association, company, joint stock company or business trust.

       "Defaulted Interest"

has the meaning specified in Section 307.

       "Discount Security"

means any Security which provides for an amount less  than
the principal amount thereof to be due and payable upon  a
declaration  of  acceleration  of  the  Maturity   thereof
pursuant to Section 802. "Interest" with respect to a Discount Security means interest, if any, borne by such Security at a Stated Interest Rate.

       "Dollar" or "$"

means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

       "Eligible Obligations"

        means:

          (a)       with respect to Securities denominated
     in Dollars, Government Obligations; or

          (b)       with respect to Securities denominated
     in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.

       "Event of Default"

has the meaning specified in Section 801.

       "Governmental Authority"

means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

       "Government Obligations"

means:

          (a)        direct obligations of, or obligations
     the   principal  of  and  interest   on   which   are
     unconditionally guaranteed by, the United States and entitled to the benefit of the full faith and credit thereof; and

          (b)        certificates, depositary receipts  or
     other  instruments which evidence a direct  ownership
     interest in obligations described in clause (a) above
     or in any specific interest or principal payments due
     in  respect  thereof;  provided,  however,  that  the
     custodian of such obligations or specific interest or
     principal  payments shall be a bank or trust  company
     (which  may include the Trustee or any Paying  Agent)
     subject   to   Federal   or  state   supervision   or
     examination with a combined capital and surplus of at
     least $50,000,000; and provided, further, that except
     as  may  be otherwise required by law, such custodian
     shall  be  obligated to pay to the  holders  of  such
     certificates,    depositary   receipts    or    other
     instruments   the  full  amount  received   by   such
     custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

       "Holder"

          means a Person in whose name a Security is registered in the Security Register.

       "Indenture"

means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

       "Interest Payment Date"

, when used with respect to any Security, means the Stated
Maturity of an installment of interest on such Security.

       "Maturity"

, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated
Maturity, by declaration of acceleration, upon call for redemption or otherwise.

       "Officer's Certificate"

means a certificate signed by an Authorized Officer and delivered to the Trustee.

       "Opinion of Counsel"

  means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

       "Outstanding"

,  when used with respect to Securities, means, as of  the
date   of   determination,   all  Securities   theretofore
authenticated and delivered under this Indenture, except:

          (a)        Securities  theretofore  canceled  or
     delivered to the Security Registrar for cancellation;

          (b)       Securities deemed to have been paid in
     accordance with Section 701; and

          (c)         Securities  which  have  been   paid
     pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether or not  the
Holders   of  the  requisite  principal  amount   of   the
Securities  Outstanding  under  this  Indenture,  or   the
Outstanding  Securities  of any series  or  Tranche,  have
given   any  request,  demand,  authorization,  direction,
notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                    (x)   Securities owned by the  Company
               or any other obligor upon the Securities or
               any  Affiliate of the Company  or  of  such
               other  obligor  (unless the  Company,  such
               Affiliate   or   such  obligor   owns   all
               Securities    Outstanding    under     this
               Indenture, or all Outstanding Securities of
               each such series and each such Tranche,  as
               the  case may be, determined without regard
               to  this  clause (x)) shall be  disregarded
               and  deemed  not to be Outstanding,  except
               that,  in  determining whether the  Trustee
               shall be protected in relying upon any such
               request,  demand, authorization, direction,
               notice, consent or waiver or upon any  such
               determination  as  to  the  presence  of  a
               quorum,  only Securities which the  Trustee
               knows   to   be  so  owned  shall   be   so
               disregarded;   provided,   however,    that
               Securities so owned which have been pledged
               in   good   faith   may  be   regarded   as
               Outstanding  if the pledgee establishes  to
               the   satisfaction  of  the   Trustee   the
               pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and

                    (y)    the  principal  amount   of   a
               Discount  Security that shall be deemed  to
               be  Outstanding for such purposes shall  be
               the  amount  of the principal thereof  that
               would be due and payable as of the date  of
               such  determination upon a  declaration  of
               acceleration   of   the  Maturity   thereof
               pursuant to Section 802;

provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

       "Paying Agent"

means any Person, including the Company, authorized by the Company to pay the principal of and premium, if any, or interest, if any, on any Securities on behalf of the Company.

       "Periodic Offering"

means  an offering of Securities of a series from time  to
time any or all of the specific terms of which Securities,
including  without  limitation  the  rate  or   rates   of
interest,   if  any,  thereon,  the  Stated  Maturity   or
Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

       "Person"

means any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, trust or unincorporated organization or any Governmental Authority.

       "Place of Payment"

, when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to
Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

       "Predecessor Security"

  of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

       "Redemption Date"

, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

       "Redemption Price"

, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

       "Regular Record Date"

for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

       "Required Currency"

has the meaning specified in Section 311.

       "Responsible Officer"

, when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

       "Securities"

has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

       "Security Register and Security Registrar"

have the respective meanings specified in Section 305.

       "Special Record Date"

for   the  payment  of  any  Defaulted  Interest  on   the
Securities of any series means a date fixed by the Trustee pursuant to Section 307.

       "Stated Interest Rate"

means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest.
Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness in respect of which the Company's obligations are evidenced or secured in whole or in part by such Security.

       "Stated Maturity"

,  when  used  with  respect  to  any  obligation  or  any
installment  of  principal thereof  or  interest  thereon,
means  the  date on which the principal of such obligation
or  such installment of principal or interest is stated to
be  due and payable (without regard to any provisions  for
redemption,   prepayment,   acceleration,   purchase    or
extension).

       "Tranche"

means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

       "Trust Indenture Act"

means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

       "Trustee"

means the Person named as the Trustee in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

       "United States"

means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

SECTION 102.   Compliance Certificates and Opinions.

          Except  as otherwise expressly provided in  this
Indenture, upon any application or request by the  Company
to  the Trustee to take any action under any provision  of
this  Indenture,  the Company shall, if requested  by  the
Trustee,  furnish to the Trustee an Officer's  Certificate
stating  that  all conditions precedent, if any,  provided
for in this Indenture relating to the proposed action have
been  complied with and an Opinion of Counsel stating that
in  the  opinion  of  such  counsel  all  such  conditions
precedent, if any, have been complied with, except that in
the  case  of any such application or request as to  which
the  furnishing of such documents is specifically required
by  any  provision  of  this Indenture  relating  to  such
particular   application   or   request,   no   additional
certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a)        a  statement that each Person signing
     such certificate or opinion has read such covenant or
     condition   and   the  definitions  herein   relating
     thereto;

          (b)       a brief statement as to the nature and
     scope  of the examination or investigation upon which
     the   statements  or  opinions  contained   in   such
     certificate or opinion are based;

          (c)        a  statement that, in the opinion  of
     each   such   Person,  such  Person  has  made   such
     examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d)        a  statement  as to whether,  in  the
     opinion of each such Person, such condition or covenant has been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any  certificate or opinion of an officer of the
Company  may  be  based, insofar as it  relates  to  legal
matters,   upon   a   certificate  or   opinion   of,   or
representations by, counsel, unless such officer knows, or
in  the exercise of reasonable care should know, that  the
certificate or opinion or representations with respect  to
the  matters  upon  which  such Officer's  Certificate  or
opinion are based are erroneous.  Any such certificate  or
Opinion of Counsel may be based, insofar as it relates  to
factual  matters,  upon a certificate or  opinion  of,  or
representations by, an officer or officers of the  Company
stating  that the information with respect to such factual
matters  is in the possession of the Company, unless  such
counsel  knows,  or  in the exercise  of  reasonable  care
should   know,   that  the  certificate  or   opinion   or
representations   with  respect  to   such   matters   are
erroneous.

          Where  any Person is required to make,  give  or
execute  two  or  more  applications, requests,  consents,
certificates,  statements, opinions or  other  instruments
under   this  Indenture,  they  may,  but  need  not,   be
consolidated and form one instrument.

          Whenever,  subsequent  to  the  receipt  by  the
Trustee  of  any Board Resolution, Officer's  Certificate,
Opinion  of  Counsel or other document  or  instrument,  a
clerical,   typographical   or   other   inadvertent    or
unintentional  error  or  omission  shall  be   discovered
therein,  a  new document or instrument may be substituted
therefor in corrected form with the same force and  effect
as   if  originally  filed  in  the  corrected  form  and,
irrespective of the date or dates of the actual  execution
and/or  delivery  thereof,  such  substitute  document  or
instrument  shall be deemed to have been  executed  and/or
delivered as of the date or dates required with respect to
the  document  or instrument for which it is  substituted.
Anything    in    this   Indenture   to    the    contrary
notwithstanding,  if  any  such  corrective  document   or
instrument indicates that action has been taken by  or  at
the request of the Company which could not have been taken
had the original document or instrument not contained such
error  or  omission,  the action so  taken  shall  not  be
invalidated or otherwise rendered ineffective but shall be
and  remain in full force and effect, except to the extent
that such action was a result of willful misconduct or bad
faith.   Without limiting the generality of the foregoing,
any   Securities  issued  under  the  authority  of   such
defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other
Outstanding Securities, except as aforesaid.

SECTION 104.   Acts of Holders.

          (a)        Any  request, demand,  authorization,
     direction, notice, consent, election, waiver or other
     action  provided by this Indenture to be made,  given
     or  taken by Holders may be embodied in and evidenced
     by  one  or more instruments of substantially similar
     tenor signed by such Holders in person or by an agent
     duly  appointed in writing or, alternatively, may  be
     embodied  in and evidenced by the record  of  Holders
     voting  in  favor  thereof, either in  person  or  by
     proxies duly appointed in writing, at any meeting  of
     Holders  duly called and held in accordance with  the
     provisions  of Article Thirteen, or a combination  of
     such  instruments  and any such  record.   Except  as
     herein  otherwise  expressly  provided,  such  action
     shall  become  effective  when  such  instrument   or
     instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting.
     Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section
     901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

          (b)       The fact and date of the execution  by
     any  Person of any such instrument or writing may  be
     proved  by  the  affidavit  of  a  witness  of   such
     execution  or by a certificate of a notary public  or
     other    officer   authorized   by   law   to    take
     acknowledgments   of  deeds,  certifying   that   the
     individual   signing  such  instrument   or   writing
     acknowledged to him the execution thereof or  may  be
     proved in any other manner which the Trustee and  the
     Company deem sufficient.  Where such execution is  by
     a   signer  acting  in  a  capacity  other  than  his
     individual  capacity, such certificate  or  affidavit
     shall   also  constitute  sufficient  proof  of   his
     authority.

          (c)         The  principal  amount  (except   as
     otherwise contemplated in clause (y) of the proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security
     Register.

          (d)        Any  request, demand,  authorization,
     direction, notice, consent, election, waiver or other
     Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e)       Until such time as written instruments
     shall have been delivered to the Trustee with respect
     to  the  requisite percentage of principal amount  of
     Securities  for  the  action  contemplated  by   such
     instruments,   any  such  instrument   executed   and
     delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent
     Holder, proven in the manner in which such instrument was proven.

          (f)        Securities  of  any  series,  or  any
     Tranche  thereof, authenticated and  delivered  after
     any  Act of Holders may, and shall if required by the
     Trustee,  bear  a  notation in form approved  by  the
     Trustee  as  to  any  action taken  by  such  Act  of
     Holders.   If  the  Company shall so  determine,  new
     Securities of any series, or any Tranche thereof,  so
     modified as to conform, in the opinion of the Trustee
     and  the Company, to such action may be prepared  and
     executed   by  the  Company  and  authenticated   and
     delivered  by the Trustee in exchange for Outstanding
     Securities of such series or Tranche.

          (g)        If  the  Company shall  solicit  from
     Holders    any    request,   demand,   authorization,
     direction, notice, consent, waiver or other Act,  the
     Company  may, at its option, fix in advance a  record
     date  for  the determination of Holders  entitled  to
     give  such request, demand, authorization, direction,
     notice, consent, waiver or other Act, but the Company
     shall  have no obligation to do so.  If such a record
     date  is  fixed, such request, demand, authorization,
     direction, notice, consent, waiver or other  Act  may
     be  given before or after such record date, but  only
     the Holders of record at the close of business on the
     record  date  shall be deemed to be Holders  for  the
     purposes  of  determining  whether  Holders  of   the
     requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

SECTION 105.   Notices, Etc. to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission, telex or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

          If to the Trustee, to:




          Attention:

          Telephone:
          Telecopy:

          If to the Company, to:

          Entergy Mississippi, Inc.
          639 Loyola Avenue
          New Orleans, Louisiana 70113
          Attention:
          Telephone:
          Telecopy:

          Any  communication contemplated herein shall  be
deemed  to have been made, given, furnished and  filed  if
personally   delivered,  on  the  date  of  delivery,   if
transmitted  by  facsimile transmission,  telex  or  other
direct   written  electronic  means,  on   the   date   of
transmission, and if transmitted by registered mail, on the date of receipt.

SECTION 106.   Notice to Holders of Securities; Waiver.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

          Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.   Conflict with Trust Indenture Act.

          If  any  provision  of  this  Indenture  limits,
qualifies or conflicts with another provision hereof which
is required or deemed to be included in this Indenture by,
or  is otherwise governed by, any of the provisions of the
Trust  Indenture Act, such other provision shall  control;
and  if any provision hereof otherwise conflicts with  the
Trust   Indenture  Act,  the  Trust  Indenture  Act  shall
control.

SECTION 108.   Effect of Headings and Table of Contents.

          The   Article  and  Section  headings  in   this
Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.

          Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

SECTION 113.   Legal Holidays.

          In  any  case  where any Interest Payment  Date,
Redemption  Date or Stated Maturity of any Security  shall
not  be  a  Business  Day at any Place  of  Payment,  then
(notwithstanding any other provision of this Indenture  or
of  the Securities other than a provision in Securities of
any  series,  or  any Tranche thereof,  or  in  the  Board
Resolution or Officer's Certificate which establishes  the
terms  of the Securities of such series or Tranche,  which
specifically  states that such provision  shall  apply  in
lieu of this Section) payment of interest or principal and
premium, if any, need not be made at such Place of Payment
on  such  date,  but  may be made on the  next  succeeding
Business Day at such Place of Payment with the same  force
and  effect  as  if made on the Interest Payment  Date  or
Redemption Date, or at the Stated Maturity, and,  if  such
payment is made or duly provided for on such Business Day,
no  interest shall accrue on the amount so payable for the
period   from  and  after  such  Interest  Payment   Date,
Redemption Date or Stated Maturity, as the case may be, to such Business Day.

                        ARTICLE TWO
                      Security Forms

SECTION 201.   Forms Generally.

          The  definitive Securities of each series  shall
be  in substantially the form or forms thereof established
in  the  indenture  supplemental hereto establishing  such
series  or in a Board Resolution establishing such series,
or   in   an  Officer's  Certificate  pursuant   to   such
supplemental indenture or Board Resolution, in  each  case
with such appropriate insertions, omissions, substitutions
and  other variations as are required or permitted by this
Indenture,  and  may have such letters, numbers  or  other
marks  of  identification and such legends or endorsements
placed thereon as may be required to comply with the rules
of   any  securities  exchange  or  as  may,  consistently
herewith,  be  determined by the officers  executing  such
Securities,  as  evidenced  by  their  execution  of   the
Securities.   If  the form or forms of Securities  of  any
series are established in a Board Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          Unless  otherwise specified as  contemplated  by
Section  301,  the  Securities of  each  series  shall  be
issuable   in   registered  form  without  coupons.    The
definitive Securities shall be produced in such manner  as
shall  be  determined  by  the  officers  executing   such
Securities, as evidenced by their execution thereof.

SECTION   202.     Form   of  Trustee's   Certificate   of
Authentication.

          The   Trustee's  certificate  of  authentication
shall be in substantially the form set forth below:

          This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.

                              ____________________________
                              as Trustee


                              By:_________________________
                                   Authorized Officer

                       ARTICLE THREE
                      The Securities

SECTION 301.   Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The  Securities  may be issued in  one  or  more
series.   Prior  to  the authentication  and  delivery  of
Securities of any series there shall be established by specification in a supplemental indenture or in a Board
Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board Resolution:

          (a)        the  title of the Securities of  such
     series (which shall distinguish the Securities of such series from Securities of all other series);

          (b)       any limit upon the aggregate principal
     amount of the Securities of such series which may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and, except for any Securities which, pursuant to Section
     303, are deemed never to have been authenticated and delivered hereunder);

          (c)         the   Person  or  Persons   (without
     specific   identification)  to   whom   interest   on
     Securities  of  such series, or any Tranche  thereof,
     shall  be  payable on any Interest Payment  Date,  if
     other than the Persons in whose names such Securities
     (or   one   or   more  Predecessor  Securities)   are
     registered  at the close of business on  the  Regular
     Record Date for such interest;

          (d)         the  date  or  dates  on  which  the
     principal  of  the Securities of such series  or  any
     Tranche thereof, is payable or any formulary or other
     method  or  other means by which such date  or  dates
     shall  be  determined, by reference to  an  index  or
     other  fact  or event ascertainable outside  of  this
     Indenture  or  otherwise  (without  regard   to   any
     provisions for redemption, prepayment, acceleration, purchase or extension);

          (e)         the  rate  or  rates  at  which  the
     Securities  of  such series, or any Tranche  thereof,
     shall  bear interest, if any (including the  rate  or
     rates at which overdue principal shall bear interest,
     if  different  from the rate or rates at  which  such
     Securities  shall  bear interest prior  to  Maturity,
     and,  if  applicable,  the rate  or  rates  at  which
     overdue  premium or interest shall bear interest,  if
     any), or any formulary or other method or other means
     by  which such rate or rates shall be determined,  by
     reference  to  an  index  or  other  fact  or   event
     ascertainable outside of this Indenture or otherwise;
     the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record
     Date, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

          (f)        the  place  or  places  at  which  or
     methods by which (1) the principal of and premium, if
     any,  and  interest,  if any, on Securities  of  such
     series, or any Tranche thereof, shall be payable, (2)
     registration  of  transfer  of  Securities  of   such
     series, or any Tranche thereof, may be effected,  (3)
     exchanges of Securities of such series, or any Tranche thereof, may be effected and (4) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security
     Registrar for such series; and if such is the case, that the principal of such Securities shall be payable without presentment or surrender thereof;

          (g)       the period or periods within which, or
     the  date  or dates on which, the price or prices  at
     which  and  the terms and conditions upon  which  the
     Securities  of  such series, or any Tranche  thereof,
     may  be  redeemed, in whole or in part, at the option
     of   the   Company  and  any  restrictions  on   such
     redemptions,   including  but  not   limited   to   a
     restriction on a partial redemption by the Company of the Securities of any series, or any Tranche thereof, resulting in delisting of such Securities from any national exchange;

          (h)       the obligation or obligations, if any,
     of  the  Company to redeem or purchase the Securities
     of  such series, or any Tranche thereof, pursuant  to
     any   sinking  fund  or  other  mandatory  redemption
     provisions  or at the option of a Holder thereof  and
     the  period  or periods within which or the  date  or
     dates on which, the price or prices at which and  the
     terms and conditions upon which such Securities shall
     be  redeemed  or  purchased, in  whole  or  in  part,
     pursuant   to   such   obligation,   and   applicable
     exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

          (i)        the denominations in which Securities
     of such series, or any Tranche thereof, shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

          (j)        the currency or currencies, including
     composite  currencies,  in  which  payment   of   the
     principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars);

          (k)        if  the  principal of or premium,  if
     any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

          (l)        if  the  principal of or premium,  if
     any, or interest on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

          (m)        if  the amount payable in respect  of
     principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

          (n)        if  other  than the principal  amount
     thereof,  the  portion  of the  principal  amount  of
     Securities  of  such series, or any Tranche  thereof,
     which   shall   be   payable  upon   declaration   of
     acceleration  of  the  Maturity thereof  pursuant  to
     Section 802;

          (o)       any Events of Default, in addition  to
     those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six;

          (p)        the terms, if any, pursuant to  which
     the   Securities  of  such  series,  or  any  Tranche
     thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

          (q)        the  obligations or  instruments,  if
     any,   which  shall  be  considered  to  be  Eligible
     Obligations  in  respect of the  Securities  of  such
     series,  or  any  Tranche thereof, denominated  in  a
     currency   other  than  Dollars  or  in  a  composite
     currency,   and   any   additional   or   alternative
     provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in
     Section 701;

          (r)        if the Securities of such series,  or
     any Tranche thereof, are to be issued in global form,
     (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iii) any and all other matters incidental to such Securities;

          (s)        if the Securities of such series,  or
     any  Tranche  thereof, are to be issuable  as  bearer
     securities,  any  and all matters incidental  thereto
     which   are   not   specifically   addressed   in   a
     supplemental indenture as contemplated by clause (g) of Section 1201;

          (t)       to the extent not established pursuant
     to  clause (r) of this paragraph, any limitations  on
     the  rights of the Holders of the Securities of  such
     Series,  or  any  Tranche  thereof,  to  transfer  or
     exchange   such   Securities   or   to   obtain   the
     registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

          (u)        any  exceptions to  Section  113,  or
     variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof;

          (v)       any collateral security, assurance  or
     guarantee for the Securities of such series; and

          (w)        any other terms of the Securities  of
     such series, or any Tranche thereof, not inconsistent with the provisions of this Indenture.

          With  respect to Securities of a series  subject
to  a Periodic Offering, the indenture supplemental hereto
or  the Board Resolution which establishes such series, or
the  Officer's  Certificate pursuant to such  supplemental
indenture  or Board Resolution, as the case  may  be,  may
provide general terms or parameters for Securities of such
series  and  provide  either that the  specific  terms  of
Securities  of such series, or any Tranche thereof,  shall
be  specified in a Company Order or that such terms  shall
be  determined by the Company or its agents in  accordance
with   procedures   specified  in  a  Company   Order   as
contemplated by the clause (b) of Section 303.

SECTION 302.   Denominations.

          Unless  otherwise  provided as  contemplated  by
Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION  303.    Execution, Authentication,  Delivery  and
Dating.

          Unless  otherwise  provided as  contemplated  by
Section  301 with respect to any series of Securities,  or
any  Tranche thereof, the Securities shall be executed  on
behalf  of  the Company by an Authorized Officer  and  may
have the corporate seal of the Company affixed thereto  or
reproduced   thereon  attested  by  any  other  Authorized
Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

          Securities  bearing  the  manual  or   facsimile
signatures  of  individuals  who  were  at  the  time   of
execution Authorized Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          The   Trustee  shall  authenticate  and  deliver
Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

          (a)          the   instrument   or   instruments
     establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

          (b)         a   Company  Order  requesting   the
     authentication  and delivery of such Securities  and,
     to the extent that the terms of such Securities shall
     not   have   been   established   in   an   indenture
     supplemental hereto or in a Board Resolution,  or  in
     an  Officer's  Certificate pursuant to a supplemental
     indenture or Board Resolution, all as contemplated by
     Sections  201  and 301, either (i) establishing  such
     terms  or (ii) in the case of Securities of a  series
     subject    to   a   Periodic   Offering,   specifying
     procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

          (c)         the   Securities  of  such   series,
     executed  on  behalf of the Company by an  Authorized
     Officer;

          (d)        an  Opinion of Counsel to the  effect
     that:

                    (i)     the  form  or  forms  of  such
               Securities have been duly authorized by the
               Company   and  have  been  established   in
               conformity with the provisions of this Indenture;

                    (ii)    the  terms of such  Securities
               have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                    (iii)       such   Securities,    when
               authenticated and delivered by the  Trustee
               and issued and delivered by the Company  in
               the  manner  and subject to any  conditions
               specified in such Opinion of Counsel,  will
               have  been duly issued under this Indenture
               and   will  constitute  valid  and  legally
               binding   obligations   of   the   Company,
               entitled to the benefits provided  by  this
               Indenture,  and enforceable  in  accordance
               with   their   terms,   subject,   as    to
               enforcement,   to  laws  relating   to   or
               affecting  generally  the  enforcement   of
               creditors'   rights,   including,   without
               limitation, bankruptcy and insolvency  laws
               and   to   general  principles  of   equity
               (regardless of whether such enforceability is considered in a proceeding in equity or at law);

provided, however, that, with respect to Securities  of  a
series  subject to a Periodic Offering, the Trustee  shall
be  entitled to receive such Opinion of Counsel only  once
at  or  prior  to the time of the first authentication  of
such  Securities  (provided that such Opinion  of  Counsel
addresses   the   authentication  and  delivery   of   all
Securities of such series) and that in lieu of the opinions described in clauses (ii) and (iii) above Counsel may opine that:

                    (x)  when the terms of such Securities
               shall have been established pursuant  to  a
               Company Order or Orders or pursuant to such
               procedures  (acceptable to the Trustee)  as
               may  be  specified from time to time  by  a
               Company   Order   or   Orders,    all    as
               contemplated by and in accordance with  the
               instrument    or   instruments    delivered
               pursuant to clause (a) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

                    (y)      such     Securities,     when
               authenticated and delivered by the  Trustee
               in  accordance with this Indenture and  the
               Company   Order  or  Orders  or   specified
               procedures  referred to  in  paragraph  (x)
               above  and  issued  and  delivered  by  the
               Company  in the manner and subject  to  any
               conditions  specified in  such  Opinion  of
               Counsel,  will have been duly issued  under
               this  Indenture  and will constitute  valid
               and  legally  binding  obligations  of  the
               Company,  entitled to the benefits provided
               by   the  Indenture,  and  enforceable   in
               accordance with their terms, subject, as to
               enforcement,   to  laws  relating   to   or
               affecting  generally  the  enforcement   of
               creditors'   rights,   including,   without
               limitation, bankruptcy and insolvency  laws
               and   to   general  principles  of   equity
               (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          With  respect to Securities of a series  subject
to a Periodic Offering, the Trustee may conclusively rely,
as  to  the  authorization by the Company of any  of  such
Securities,  the form and terms thereof and the  legality,
validity, binding effect and enforceability thereof,  upon
the  Opinion  of  Counsel  and other  documents  delivered
pursuant  to  Sections 201 and 301 and  this  Section,  as
applicable,  at  or  prior  to  the  time  of  the   first
authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any Governmental
Authority having jurisdiction over the Company.

          If the form or terms of the Securities of any series have been established by or pursuant to a Board
Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Unless  otherwise specified as  contemplated  by
Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

          Unless  otherwise specified as  contemplated  by
Section  301 with respect to any series of Securities,  or
any  Tranche thereof, no Security shall be entitled to any
benefit under this Indenture or be valid or obligatory for
any  purpose  unless  there appears  on  such  Security  a
certificate  of authentication substantially in  the  form
provided  for herein executed by the Trustee or its  agent
by   manual  signature,  and  such  certificate  upon  any
Security  shall  be  conclusive  evidence,  and  the  only
evidence,  that such Security has been duly  authenticated
and delivered hereunder and is entitled to the benefits of
this  Indenture.   Notwithstanding the foregoing,  if  any
Security  shall  have  been  authenticated  and  delivered
hereunder  to  the Company, or any Person  acting  on  its
behalf, but shall never have been issued and sold  by  the
Company,  and the Company shall deliver such  Security  to
the  Trustee  for cancellation as provided in Section  309
together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 304.   Temporary Securities.

          Pending the preparation of definitive Securities
of  any  series, or any Tranche thereof, the  Company  may
execute,   and  upon  Company  Order  the  Trustee   shall
authenticate and deliver, temporary Securities  which  are
printed,   lithographed,  typewritten,   mimeographed   or
otherwise   produced,  in  any  authorized   denomination,
substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities;
provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

          Unless  otherwise specified as  contemplated  by
Section  301 with respect to the Securities of any series,
or   any   Tranche  thereof,  after  the  preparation   of
definitive  Securities  of such  series  or  Tranche,  the
temporary  Securities of such series or Tranche  shall  be
exchangeable,  without charge to the Holder  thereof,  for
definitive  Securities  of such  series  or  Tranche  upon
surrender  of such temporary Securities at the  office  or
agency  of the Company maintained pursuant to Section  602
in  a  Place  of Payment for such Securities.   Upon  such
surrender  of  temporary Securities,  the  Company  shall,
except  as  aforesaid,  execute  and  the  Trustee   shall
authenticate  and deliver in exchange therefor  definitive
Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

          Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive
Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

SECTION 305.   Registration, Registration of Transfer  and
Exchange.

          The  Company  shall cause to  be  kept  in  each
office designated pursuant to Section 602, with respect to
the  Securities of each series or any Tranche  thereof,  a
register  (all  registers  kept in  accordance  with  this
Section  being  collectively referred to as the  "Security
Register")   in   which,  subject   to   such   reasonable
regulations as it may prescribe, the Company shall provide
for  the  registration of Securities  of  such  series  or
Tranche  and  the registration of transfer  thereof.   The
Company  shall  designate  one  Person  to  maintain   the
Security Register for the Securities of each series  on  a
consolidated basis, and such Person is referred to herein,
with  respect to such series, as the "Security Registrar."
Anything  herein  to  the  contrary  notwithstanding,  the
Company  may  designate one or more of its offices  as  an
office  in which a register with respect to the Securities
of one or more series, or any Tranche or Tranches thereof,
shall  be maintained, and the Company may designate itself
the Security Registrar with respect to one or more of such
series.    The  Security  Register  shall  be   open   for
inspection  by  the  Trustee  and  the  Company   at   all
reasonable times.

          Except as otherwise specified as contemplated by
Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to
Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

          Except as otherwise specified as contemplated by
Section  301 with respect to the Securities of any series,
or  any  Tranche thereof, any Security of such  series  or
Tranche may be exchanged at the option of the Holder,  for
one or more new Securities of the same series and Tranche,
of   authorized  denominations  and  of  like  tenor   and
aggregate   principal  amount,  upon  surrender   of   the
Securities  to be exchanged at any such office or  agency.
Whenever  any Securities are so surrendered for  exchange,
the   Company   shall  execute,  and  the  Trustee   shall
authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security
Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

          Unless  otherwise specified as  contemplated  by
Section 301 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to
Section 304, 406 or 1206 not involving any transfer.

          The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION  306.    Mutilated,  Destroyed,  Lost  and  Stolen
Securities.

          If  any mutilated Security is surrendered to the
Trustee,  the Company shall execute and the Trustee  shall
authenticate  and  deliver  in  exchange  therefor  a  new
Security of the same series and Tranche, and of like tenor
and   principal   amount   and  bearing   a   number   not
contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant
to  this Section in lieu of any destroyed, lost or  stolen
Security   shall   constitute   an   original   additional
contractual obligation of the Company, whether or not  the
destroyed,  lost or stolen Security shall be at  any  time
enforceable  by anyone other than the Holder of  such  new
Security,  and any such new Security shall be entitled  to
all   the   benefits   of  this  Indenture   equally   and
proportionately with any and all other Securities of such series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION  307.    Payment  of  Interest;  Interest   Rights
Preserved.

          Unless  otherwise specified as  contemplated  by
Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which
is  payable,  but is not punctually paid or duly  provided
for,   on   any  Interest  Payment  Date  (herein   called
"Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a)        The Company may elect to make payment
     of  any  Defaulted Interest to the Persons  in  whose
     names   the  Securities  of  such  series  (or  their
     respective Predecessor Securities) are registered  at
     the  close  of  business on a date (herein  called  a
     "Special  Record  Date")  for  the  payment  of  such
     Defaulted  Interest,  which shall  be  fixed  in  the
     following  manner.   The  Company  shall  notify  the
     Trustee   in  writing  of  the  amount  of  Defaulted
     Interest proposed to be paid on each Security of such
     series  and the date of the proposed payment, and  at
     the  same  time  the Company shall deposit  with  the
     Trustee  an  amount of money equal to  the  aggregate
     amount  proposed  to  be  paid  in  respect  of  such
     Defaulted   Interest  or  shall   make   arrangements
     satisfactory to the Trustee for such deposit prior to
     the  date  of the proposed payment, such  money  when
     deposited to be held in trust for the benefit of  the
     Persons  entitled to such Defaulted  Interest  as  in
     this  clause  provided.  Thereupon the Trustee  shall
     fix  a  Special Record Date for the payment  of  such
     Defaulted  Interest which shall be not more  than  15
     days  and not less than 10 days prior to the date  of
     the  proposed payment and not less than 10 days after
     the  receipt  by  the Trustee of the  notice  of  the
     proposed payment.  The Trustee shall promptly  notify
     the  Company of such Special Record Date and, in  the
     name  and  at  the  expense  of  the  Company,  shall
     promptly cause notice of the proposed payment of such
     Defaulted  Interest  and  the  Special  Record   Date
     therefor  to be mailed, first-class postage  prepaid,
     to  each Holder of Securities of such series  at  the
     address  of such Holder as it appears in the Security
     Register, not less than 10 days prior to such Special
     Record Date.  Notice of the proposed payment of  such
     Defaulted  Interest  and  the  Special  Record   Date
     therefor   having  been  so  mailed,  such  Defaulted
     Interest shall be paid to the Persons in whose names the Securities of such series (or their respective
     Predecessor Securities) are registered at the close of business on such Special Record Date.

          (b)        The Company may make payment  of  any
     Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation by Security Registrar.

          All    Securities   surrendered   for   payment,
redemption, registration of transfer or exchange shall, if
surrendered   to  any  Person  other  than  the   Security
Registrar, be delivered to the Security Registrar and,  if
not  theretofore canceled, shall be promptly  canceled  by
the  Security  Registrar.  The Company  may  at  any  time
deliver  to  the  Security Registrar for cancellation  any
Securities   previously   authenticated   and    delivered
hereunder  which  the  Company may have  acquired  in  any
manner  whatsoever  or which the Company  shall  not  have
issued and sold, and all Securities so delivered shall  be
promptly   canceled   by  the  Security   Registrar.    No
Securities  shall  be  authenticated  in  lieu  of  or  in
exchange for any Securities canceled as provided  in  this
Section,  except as expressly permitted by this Indenture.
All  canceled  Securities held by the  Security  Registrar
shall  be  disposed of in accordance with a Company  Order
delivered  to the Security Registrar and the Trustee,  and
the   Security   Registrar  shall   promptly   deliver   a
certificate of disposition to the Trustee and the  Company
unless,  by  a  Company  Order, similarly  delivered,  the
Company  shall direct that canceled Securities be returned
to  it.   The  Security Registrar shall  promptly  deliver
evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

SECTION 310.   Computation of Interest.

          Except as otherwise specified as contemplated by
Section 301 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and with respect to any period shorter than a full month, on the basis of the actual number of days elapsed in such period.

SECTION 311.   Payment to Be in Proper Currency.

          In  the case of the Securities of any series, or
any  Tranche  thereof, denominated in any  currency  other
than  Dollars  or in a composite currency  (the  "Required
Currency"), except as otherwise specified with respect  to
such  Securities  as  contemplated  by  Section  301,  the
obligation  of  the  Company to make any  payment  of  the
principal  thereof,  or the premium or  interest  thereon,
shall not be discharged or satisfied by any tender by  the
Company, or recovery by the Trustee, in any currency other
than the Required Currency, except to the extent that such
tender  or  recovery  shall result in the  Trustee  timely
holding the full amount of the Required Currency then  due
and  payable.   If  any such tender or recovery  is  in  a
currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct.

                       ARTICLE FOUR
                 Redemption of Securities

SECTION 401.   Applicability of Article.

          Securities   of  any  series,  or  any   Tranche
thereof, which are redeemable before their Stated Maturity
shall  be  redeemable in accordance with their  terms  and
(except  as otherwise specified as contemplated by Section
301   for  Securities  of  such  series  or  Tranche)   in
accordance with this Article.

SECTION 402.   Election to Redeem; Notice to Trustee.

          The  election  of  the  Company  to  redeem  any
Securities shall be evidenced by a Board Resolution or  an
Officer's  Certificate.  The Company shall,  at  least  45
days  prior  to the Redemption Date fixed by  the  Company
(unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption
Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

SECTION 403.   Selection of Securities to Be Redeemed.

          If  less  than all the Securities of any series,
or any Tranche thereof, are to be redeemed, the particular
Securities  to  be  redeemed  shall  be  selected  by  the
Security Registrar from the Outstanding Securities of such
series or Tranche not previously called for redemption, by
such  method  as  shall  be provided  for  any  particular
series, or, in the absence of any such provision, by  such
method of random selection as the Security Registrar shall
deem  fair  and appropriate and which may,  in  any  case,
provide  for  the  selection for  redemption  of  portions
(equal   to   the  minimum  authorized  denomination   for
Securities  of  such  series or Tranche  or  any  integral
multiple thereof) of the principal amount of Securities of
such  series or Tranche of a denomination larger than  the
minimum  authorized  denomination for Securities  of  such
series   or  Tranche;  provided,  however,  that  if,   as
indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

          The Security Registrar shall promptly notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 404.   Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

          (a)       the Redemption Date,

          (b)       the Redemption Price (if known),

          (c)       if less than all the Securities of any
     series   or   Tranche  are  to   be   redeemed,   the
     identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

          (d)         that  on  the  Redemption  Date  the
     Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (e)         the  place  or  places  where   such
     Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by
     Section 301 with respect to such Securities that such surrender shall not be required,

          (f)        that the redemption is for a  sinking
     or other fund, if such is the case, and

          (g)        such  other  matters as  the  Company
     shall deem desirable or appropriate.

          (h)         Unless   otherwise  specified   with
     respect  to any Securities in accordance with Section
     301,  with  respect to any notice  of  redemption  of
     Securities  at  the election of the Company,  unless,
     upon the giving of such notice, such Securities shall
     be  deemed  to  have  been paid  in  accordance  with
     Section   701,  such  notice  may  state  that   such
     redemption  shall be conditional upon the receipt  by
     the Paying Agent or Agents for such Securities, on or
     prior to the date fixed for such redemption, of money
     sufficient  to pay the principal of and  premium,  if
     any,  and  interest, if any, on such  Securities  and
     that  if  such money shall not have been so  received
     such  notice shall be of no force or effect  and  the
     Company   shall  not  be  required  to  redeem   such
     Securities.   In  the  event  that  such  notice   of
     redemption  contains such a condition and such  money
     is  not so received, the redemption shall not be made
     and  within a reasonable time thereafter notice shall
     be  given,  in  the  manner in which  the  notice  of
     redemption  was  given, that such money  was  not  so
     received and such redemption was not required  to  be
     made,  and  the  Paying  Agent  or  Agents  for   the
     Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

          Notice  of  redemption  of  Securities   to   be
redeemed at the election of the Company, and any notice of
non-satisfaction   of  a  condition  for   redemption   as
aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security
Registrar in the name and at the expense of the Company.

SECTION 405.   Securities Payable on Redemption Date.

          Notice  of  redemption  having  been  given   as
aforesaid, and the conditions, if any, set forth  in  such
notice  having been satisfied, the Securities or  portions
thereof  so to be redeemed shall, on the Redemption  Date,
become  due  and payable at the Redemption  Price  therein
specified,  and from and after such date (unless,  in  the
case of an unconditional notice of redemption, the Company
shall  default in the payment of the Redemption Price  and
accrued  interest,  if  any) such Securities  or  portions
thereof,   if  interest-bearing,  shall  cease   to   bear
interest.   Upon  surrender  of  any  such  Security   for
redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor
Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section
307.

SECTION 406.   Securities Redeemed in Part.

          Upon  the surrender of any Security which is  to
be  redeemed  only in part at a Place of Payment  therefor
(with,  if  the  Company or the Trustee so  requires,  due
endorsement  by, or a written instrument  of  transfer  in
form  satisfactory  to the Company and  the  Trustee  duly
executed  by,  the  Holder thereof or  his  attorney  duly
authorized in writing), the Company shall execute, and the
Trustee  shall authenticate and deliver to the  Holder  of
such  Security, without service charge, a new Security  or
Securities  of  the  same  series  and  Tranche,  of   any
authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                       ARTICLE FIVE
                       Sinking Funds

SECTION 501.   Applicability of Article.

          The   provisions  of  this  Article   shall   be
applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

SECTION 502.   Satisfaction of Sinking Fund Payments  with
Securities.

          The  Company  (a)  may deliver  to  the  Trustee
Outstanding  Securities (other than any previously  called
for redemption) of a series or Tranche in respect of which
a mandatory sinking fund payment is to be made and (b) may
apply  as  a  credit Securities of such series or  Tranche
which  have  been redeemed either at the election  of  the
Company  pursuant  to  the terms  of  such  Securities  or
through the application of permitted optional sinking fund
payments pursuant to the terms of such Securities, in each
case  in satisfaction of all or any part of such mandatory
sinking   fund   payment;  provided,  however,   that   no
Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 503.   Redemption of Securities for Sinking Fund.

          Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

          (a)        the  amount  of the  next  succeeding
     mandatory sinking fund payment for such series or Tranche;

          (b)        the  amount, if any, of the  optional
     sinking fund payment to be made together with such mandatory sinking fund payment;

          (c)       the aggregate sinking fund payment;

          (d)       the portion, if any, of such aggregate
     sinking fund payment which is to be satisfied by the payment of cash; and

          (e)       the portion, if any, of such aggregate
     sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered.

          If  the Company shall not deliver such Officer's
Certificate, the next succeeding sinking fund payment  for
such  series or Tranche shall be made entirely in cash  in
the  amount  of the mandatory sinking fund  payment.   Not
less  than  30 days before each such sinking fund  payment
date  the  Trustee  shall  select  the  Securities  to  be
redeemed upon such sinking fund payment date in the manner
specified  in  Section  403  and  cause  notice   of   the
redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.

                        ARTICLE SIX
                         Covenants

SECTION 601.   Payment of Principal, Premium and Interest.

          The Company shall pay the principal of and premium, if any, and interest, if any, on the Securities of each series in accordance with the terms of such Securities and this Indenture.

SECTION 602.   Maintenance of Office or Agency.

          The  Company  shall maintain in  each  Place  of
Payment  for the Securities of each series, or any Tranche
thereof,  an  office  or  agency  where  payment  of  such
Securities  shall  be  made,  where  the  registration  of
transfer  or  exchange of such Securities may be  effected
and  where  notices and demands to or upon the Company  in
respect  of  such  Securities and this  Indenture  may  be
served.   The Company shall give prompt written notice  to
the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

          The Company may also from time to time designate
one  or more other offices or agencies with respect to the
Securities of one or more series, or any Tranche  thereof,
for any or all of the foregoing purposes and may from time
to  time  rescind  such designations;  provided,  however,
that,  unless  otherwise  specified  as  contemplated   by
Section 301 with respect to the Securities of such  series
or Tranche, no such designation or rescission shall in any
manner  relieve the Company of its obligation to  maintain
an  office  or agency for such purposes in each  Place  of
Payment  for  such  Securities  in  accordance  with   the
requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

          Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

SECTION 603.   Money for Securities Payments to Be Held in
Trust.

          If  the Company shall at any time act as its own
Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

          Whenever  the  Company shall have  one  or  more
Paying Agents for the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

          The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying
Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (a)        hold  all  sums held by  it  for  the
     payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b)       give the Trustee notice of any failure
     by the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

          (c)       at any time during the continuance  of
     any   such  failure  referred  to  in  the  preceding
     paragraph (b), upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

          The  Company may at any time pay, or by  Company
Order  direct any Paying Agent to pay, to the Trustee  all
sums  held  in trust by the Company or such Paying  Agent,
such  sums to be held by the Trustee upon the same  trusts
as  those upon which such sums were held by the Company or
such  Paying  Agent and, if so stated in a  Company  Order
delivered   to  the  Trustee,  in  accordance   with   the
provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any  money  deposited with the  Trustee  or  any
Paying  Agent, or then held by the Company, in  trust  for
the  payment of the principal of and premium, if  any,  or
interest,  if any, on any Security and remaining unclaimed
for two years after such principal and premium, if any, or
interest has become due and payable shall be paid  to  the
Company  on  Company  Request, or, if  then  held  by  the
Company,  shall be discharged from such trust;  and,  upon
such  payment  or discharge, the Holder of  such  Security
shall,  as  an  unsecured general creditor and  not  as  a
Holder  of  an  Outstanding Security,  look  only  to  the
Company  for payment of the amount so due and payable  and
remaining unpaid, and all liability of the Trustee or such
Paying  Agent  with respect to such trust money,  and  all
liability  of  the  Company  as  trustee  thereof,   shall
thereupon  cease; provided, however, that the  Trustee  or
such  Paying Agent, before being required to make any such
payment  to the Company, may at the expense of the Company
cause  to be mailed, on one occasion only, notice to  such
Holder that such money remains unclaimed and that, after a
date  specified therein, which shall not be less  than  30
days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 604.   Corporate Existence.

          Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 605.   Maintenance of Properties.

          The  Company  shall cause (or, with  respect  to
property  owned  in  common with others,  make  reasonable
effort to cause) all its properties used or useful in  the
conduct of its business to be maintained and kept in  good
condition,  repair and working order and shall cause  (or,
with respect to property owned in common with others, make
reasonable  effort  to  cause) to be  made  all  necessary
repairs,    renewals,   replacements,   betterments    and
improvements  thereof,  all as, in  the  judgment  of  the
Company, may be necessary so that the business carried  on
in   connection  therewith  may  be  properly   conducted;
provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

SECTION   606.    Annual  Officer's  Certificate   as   to
Compliance.

          Not later than __________________ in each year, commencing _______________, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

SECTION 607.   Waiver of Certain Covenants.

          The  Company may omit in any particular instance
to  comply with any term, provision or condition set forth
in   (a)  Section  602  or  any  additional  covenant   or
restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by
Section 301 if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with Section 602 or such additional covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 604, 605 or Article Eleven if before the time for such compliance the Holders of a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                       ARTICLE SEVEN
                Satisfaction and Discharge

SECTION 701.   Satisfaction and Discharge of Securities.

          Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

          (a)        money  in  an amount which  shall  be
     sufficient, or

          (b)       in the case of a deposit made prior to
     the  Maturity of such Securities or portions thereof,
     Eligible   Obligations,  which  shall   not   contain
     provisions   permitting  the  redemption   or   other
     prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

          (c)        a  combination of (a)  or  (b)  which
     shall be sufficient,

to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                    (x)   if such deposit shall have  been
               made   prior  to  the  Maturity   of   such
               Securities,  a Company Order  stating  that
               the    money   and   Eligible   Obligations
               deposited in accordance with this Section shall be held in trust, as provided in
               Section 703;

                    (y)   if  Eligible  Obligations  shall
               have  been deposited, an Opinion of Counsel
               that    the    obligations   so   deposited
               constitute Eligible Obligations and do  not
               contain    provisions    permitting     the
               redemption  or  other  prepayment  at   the
               option  of  the  issuer  thereof,  and   an
               opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                    (z)   if such deposit shall have  been
               made   prior  to  the  Maturity   of   such
               Securities,    an   Officer's   Certificate
               stating the Company's intention that,  upon
               delivery of such Officer's Certificate, its
               indebtedness in respect of such  Securities
               or   portions   thereof  will   have   been
               satisfied and discharged as contemplated in this Section.

          Upon   the   deposit   of  money   or   Eligible
Obligations,  or  both, in accordance with  this  Section,
together  with the documents required by clauses (x),  (y)
and  (z)  above,  the Trustee shall,  upon  receipt  of  a
Company  Request, acknowledge in writing that the Security
or  Securities or portions thereof with respect  to  which
such deposit was made are deemed to have been paid for all
purposes   of   this  Indenture  and   that   the   entire
indebtedness  of the Company in respect thereof  has  been
satisfied and discharged as contemplated in this  Section.
In  the event that all of the conditions set forth in  the
preceding  paragraph shall have been satisfied in  respect
of any Securities or portions thereof except that, for any
reason, the Officer's Certificate specified in clause  (z)
shall not have been delivered, such Securities or portions
thereof shall nevertheless be deemed to have been paid for
all  purposes of this Indenture, and the Holders  of  such
Securities  or portions thereof shall nevertheless  be  no
longer  entitled to the benefits of this Indenture  or  of
any  of  the  covenants of the Company under  Article  Six
(except  the covenants contained in Sections 602 and  603)
or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

          If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

          In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

          Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603,
907 and 915 and this Article Seven shall survive.

          The  Company shall pay, and shall indemnify  the
Trustee   or   any   Paying  Agent  with  which   Eligible
Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible
Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

          Anything herein to the contrary notwithstanding,
(a)  if,  at any time after a Security would be deemed  to
have  been  paid for purposes of this Indenture,  and,  if
such  is  the case, the Company's indebtedness in  respect
thereof  would  be  deemed  to  have  been  satisfied   or
discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

SECTION 702.   Satisfaction and Discharge of Indenture.

          This  Indenture shall upon Company Request cease
to  be  of further effect (except as hereinafter expressly
provided), and the Trustee, at the expense of the Company,
shall    execute    proper    instruments    acknowledging
satisfaction and discharge of this Indenture, when

          (a)         no   Securities  remain  Outstanding
     hereunder; and

          (b)        the Company has paid or caused to  be
     paid all other sums payable hereunder by the Company;

provided, however, that if, in accordance with the last paragraph of Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

          Notwithstanding the satisfaction  and  discharge
of  this  Indenture as aforesaid, the obligations  of  the
Company and the Trustee under Sections 304, 305, 306, 404,
503  (as  to notice of redemption), 602, 603, 907 and  915
and this Article Seven shall survive.

          Upon   satisfaction   and  discharge   of   this
Indenture  as provided in this Section, the Trustee  shall
assign, transfer and turn over to the Company, subject  to
the  lien  provided  by Section 907, any  and  all  money,
securities and other property then held by the Trustee for
the  benefit of the Holders of the Securities  other  than
money   and  Eligible  Obligations  held  by  the  Trustee
pursuant to Section 703.

SECTION 703.   Application of Trust Money.

          Neither the Eligible Obligations nor the money deposited pursuant to Section 701, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) of
Section 701, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of
Section 701 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the principal of and interest on any other Eligible
Obligations then held by the Trustee to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by
Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.

                       ARTICLE EIGHT
                Events of Default; Remedies

SECTION 801.   Events of Default.

          "Event  of  Default", wherever used herein  with
respect to Securities of any series, means any one of  the
following  events  which  shall  have  occurred   and   be
continuing:

          (a)        failure to pay interest, if  any,  on
     any Security of such series within sixty (60) days after the same becomes due and payable; or

          (b)        failure  to pay the principal  of  or
     premium, if any, on any Security of such series when due and payable; or

          (c)        failure to perform or breach  of  any
     covenant or warranty of the Company in this Indenture
     (other  than a covenant or warranty a default in  the
     performance of which or breach of which is  elsewhere
     in  this Section specifically dealt with or which has
     expressly been included in this Indenture solely  for
     the benefit of one or more series of Securities other
     than such series) for a period of 60 days after there
     has  been given, by registered or certified mail,  to
     the Company by the Trustee, or to the Company and the
     Trustee  by the Holders of at least 33% in  principal
     amount  of the Outstanding Securities of such series,
     a  written  notice specifying such default or  breach
     and requiring it to be remedied and stating that such
     notice is a "Notice of Default" hereunder, unless the
     Trustee,  or  the  Trustee  and  the  Holders  of   a
     principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

          (d)         the   entry   by  a   court   having
     jurisdiction in the premises of (1) a decree or order
     for   relief  in  respect  of  the  Company   in   an
     involuntary  case or proceeding under any  applicable
     Federal     or    State    bankruptcy,    insolvency,
     reorganization or other similar law or (2)  a  decree
     or   order  adjudging  the  Company  a  bankrupt   or
     insolvent, or approving as properly filed a  petition
     by one or more Persons other than the Company seeking
     reorganization,    arrangement,     adjustment     or
     composition of or in respect of the Company under any
     applicable  Federal  or State law,  or  appointing  a
     custodian,  receiver, liquidator, assignee,  trustee,
     sequestrator  or  other  similar  official  for   the
     Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

          (e)        the commencement by the Company of  a
     voluntary  case  or proceeding under  any  applicable
     Federal     or    State    bankruptcy,    insolvency,
     reorganization or other similar law or of  any  other
     case  or  proceeding to be adjudicated a bankrupt  or
     insolvent,  or the consent by it to the  entry  of  a
     decree  or order for relief in respect of the Company
     in  a case or proceeding under any applicable Federal
     or  State  bankruptcy, insolvency, reorganization  or
     other  similar  law  or to the  commencement  of  any
     bankruptcy  or insolvency case or proceeding  against
     it,  or  the filing by it of a petition or answer  or
     consent  seeking reorganization or relief  under  any
     applicable Federal or State law, or the consent by it
     to  the filing of such petition or to the appointment
     of  or  taking  possession by a custodian,  receiver,
     liquidator,   assignee,  trustee,   sequestrator   or
     similar official of the Company or of any substantial
     part  of  its  property, or the making by  it  of  an
     assignment  for  the  benefit of  creditors,  or  the
     admission  by it in writing of its inability  to  pay
     its  debts  generally  as they  become  due,  or  the
     authorization  of  such  action  by  the   Board   of
     Directors; or

          (f)        any  other Event of Default specified
     with respect to Securities of such series.

SECTION  802.    Acceleration of Maturity; Rescission  and
Annulment.

          If an Event of Default shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, then in every such case the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any thereon, shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

          At   any  time  after  such  a  declaration   of
acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

          (a)         the  Company  shall  have  paid   or
     deposited with the Trustee a sum sufficient to pay

                    (i)     all  overdue interest  on  all
               Securities of such series;

                    (ii)    the  principal of and premium,
               if  any,  on any Securities of such  series
               which  have  become due otherwise  than  by
               such   declaration   of  acceleration   and
               interest thereon at the rate or rates prescribed therefor in such Securities;

                    (iii)      to the extent that  payment
               of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities;

                    (iv)    all amounts due to the Trustee
               under Section 907;

             and

          (b)        any  other Event or Events of Default
     with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

SECTION  803.   Collection of Indebtedness and  Suits  for
Enforcement by Trustee.

          If  an Event of Default described in clause  (a)
or   (b)  of  Section  801  shall  have  occurred  and  be
continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

          If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If   an   Event  of  Default  with  respect   to
Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 804.   Trustee May File Proofs of Claim.

          In  case  of  the pendency of any  receivership,
insolvency,   liquidation,   bankruptcy,   reorganization,
arrangement,  adjustment, composition  or  other  judicial
proceeding  relative to the Company or any  other  obligor
upon  the Securities or the property of the Company or  of
such   other  obligor  or  their  creditors,  the  Trustee
(irrespective  of whether the principal of the  Securities
shall  then be due and payable as therein expressed or  by
declaration  or otherwise and irrespective of whether  the
Trustee shall have made any demand on the Company for  the
payment  of  overdue  principal  or  interest)  shall   be
entitled and empowered, by intervention in such proceeding or otherwise,

          (a)        to  file  and prove a claim  for  the
     whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

          (b)        to collect and receive any moneys  or
     other property payable or deliverable on any such claims and to distribute the same;

and    any   custodian,   receiver,   assignee,   trustee,
liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

          Nothing  herein  contained shall  be  deemed  to
authorize the Trustee to authorize or consent to or accept
or   adopt   on   behalf  of  any  Holder  any   plan   of
reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION   805.     Trustee  May  Enforce  Claims   Without
Possession of Securities.

          All  rights  of  action and  claims  under  this
Indenture or the Securities may be prosecuted and enforced
by  the  Trustee  without the possession  of  any  of  the
Securities  or  the production thereof in  any  proceeding
relating  thereto, and any such proceeding  instituted  by
the Trustee shall be brought in its own name as trustee of
an  express  trust,  and any recovery of  judgment  shall,
after   provision  for  the  payment  of  the   reasonable
compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

SECTION 806.   Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               First.      To  the payment of all  amounts
          due the Trustee under Section 907;

               Second.     To  the payment of the  amounts
          then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

               Third.      To  the payment of any  surplus
          then remaining to the Company or to whomever may be lawfully entitled thereto.

SECTION 807.   Limitation on Suits.

          No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a)        such  Holder  shall  have  previously
     given  written notice to the Trustee of a  continuing
     Event of Default with respect to the Securities of such series;

          (b)       the Holders of a majority in aggregate
     principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c)        such  Holder  or Holders  shall  have
     offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d)        the  Trustee for 60  days  after  its
     receipt   of  such  notice,  request  and  offer   of
     indemnity shall have failed to institute any such proceeding; and

          (e)        no  direction inconsistent with  such
     written  request shall have been given to the Trustee
     during  such  60-day  period  by  the  Holders  of  a
     majority  in  aggregate  principal  amount   of   the
     Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 808.   Unconditional Right of Holders to Receive
               Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 809.   Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 810.   Rights and Remedies Cumulative.

          Except   as  otherwise  provided  in  the   last
paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 811.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 812.   Control by Holders of Securities.

          If  an Event of Default shall have occurred  and
be  continuing  in respect of a series of Securities,  the
Holders  of  a  majority  in  principal  amount   of   the
Outstanding Securities of such series shall have the right
to  direct  the  time, method and place of conducting  any
proceeding  for  any remedy available to the  Trustee,  or
exercising  any trust or power conferred on  the  Trustee,
with  respect to the Securities of such series;  provided,
however,  that if an Event of Default shall have  occurred
and be continuing with respect to more than one series  of
Securities,  the  Holders  of  a  majority  in   aggregate
principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

          (a)         such  direction  shall  not  be   in
     conflict with any rule of law or with this Indenture,
     and   could  not  involve  the  Trustee  in  personal
     liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

          (b)        the Trustee may take any other action
     deemed   proper   by  the  Trustee   which   is   not
     inconsistent with such direction.

SECTION 813.   Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (a)       in the payment of the principal of  or
     premium, if any, or interest, if any, on any Security of such series, or

          (b)        in respect of a covenant or provision
     hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 814.   Undertaking for Costs.

          The  Company  and  the Trustee agree,  and  each
Holder  by his acceptance thereof shall be deemed to  have
agreed,  that any court may in its discretion require,  in
any  suit for the enforcement of any right or remedy under
this Indenture, or in any suit against the Trustee for any
action  taken, suffered or omitted by it as  Trustee,  the
filing  by  any  party  litigant  in  such  suit   of   an
undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding
Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated
Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 815.   Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                       ARTICLE NINE
                        The Trustee

SECTION 901.   Certain Duties and Responsibilities.

          (a)        Except during the continuance  of  an
     Event of Default with respect to Securities of any series,

                    (i)      the  Trustee  undertakes   to
               perform, with respect to Securities of such
               series, such duties and only such duties as
               are   specifically  set   forth   in   this
               Indenture,  and  no  implied  covenants  or
               obligations   shall  be  read   into   this
               Indenture against the Trustee; and

                    (ii)   in the absence of bad faith  on
               its part, the Trustee may, with respect  to
               Securities  of  such  series,  conclusively
               rely, as to the truth of the statements and
               the  correctness of the opinions  expressed
               therein,   upon  certificates  or  opinions
               furnished to the Trustee and conforming  to
               the requirements of this Indenture; but  in
               the  case  of  any  such  certificates   or
               opinions which by any provision hereof  are
               specifically  required to be  furnished  to
               the  Trustee, the Trustee shall be under  a
               duty  to  examine  the  same  to  determine
               whether   or  not  they  conform   to   the
               requirements of this Indenture.

          (b)        In  case  an  Event of  Default  with
     respect  to  Securities  of  any  series  shall  have
     occurred   and  be  continuing,  the  Trustee   shall
     exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c)        No provision of this Indenture  shall
     be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                    (i)     this subsection shall  not  be
               construed to limit the effect of subsection
               (a) of this Section;

                    (ii)   the Trustee shall not be liable
               for  any  error of judgment  made  in  good
               faith  by a Responsible Officer, unless  it
               shall  be  proved  that  the  Trustee   was
               negligent in ascertaining the pertinent facts;

                    (iii)      the  Trustee shall  not  be
               liable with respect to any action taken  or
               omitted to be taken by it in good faith  in
               accordance  with  the  direction   of   the
               Holders  of a majority in principal  amount
               of the Outstanding Securities of any one or
               more  series, as provided herein,  relating
               to the time, method and place of conducting
               any proceeding for any remedy available  to
               the  Trustee,  or exercising any  trust  or
               power  conferred  upon the  Trustee,  under
               this   Indenture   with  respect   to   the
               Securities of such series; and

                    (iv)    no provision of this Indenture
               shall require the Trustee to expend or risk
               its   own  funds  or  otherwise  incur  any
               financial  liability in the performance  of
               any  of  its duties hereunder,  or  in  the
               exercise of any of its rights or powers, if
               it   shall  have  reasonable  grounds   for
               believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d)        Whether  or not therein expressly  so
     provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 902.   Notice of Defaults.

          The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture
Act,  unless such default shall have been cured or waived;
provided, however, that in the case of any default of the character specified in Section 801(c), no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

SECTION 903.   Certain Rights of Trustee.

          Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

          (a)        the  Trustee may rely  and  shall  be
     protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b)         any  request  or  direction  of  the
     Company   mentioned  herein  shall  be   sufficiently
     evidenced  by a Company Request or Company Order,  or
     as  otherwise  expressly  provided  herein,  and  any
     resolution   of  the  Board  of  Directors   may   be
     sufficiently evidenced by a Board Resolution;

          (c)       whenever in the administration of this
     Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d)        the  Trustee may consult with counsel
     and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e)         the   Trustee  shall  be  under   no
     obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f)       the Trustee shall not be bound to make
     any investigation into the facts or matters stated in
     any  resolution, certificate, statement,  instrument,
     opinion, report, notice, request, direction, consent,
     order,  bond,  debenture,  note,  other  evidence  of
     indebtedness  or  other paper or  document,  but  the
     Trustee,  in  its discretion, may make  such  further
     inquiry  or investigation into such facts or  matters
     as  it  may  see  fit,  and,  if  the  Trustee  shall
     determine   to   make   such   further   inquiry   or
     investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

          (g)        the  Trustee may execute any  of  the
     trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h)        the Trustee shall not be charged with
     knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

SECTION 904.   Not Responsible for Recitals or Issuance of
Securities.

          The   recitals  contained  herein  and  in   the
Securities   (except   the   Trustee's   certificates   of
authentication)  shall be taken as the statements  of  the
Company,  and  neither the Trustee nor any  Authenticating
Agent  assumes responsibility for their correctness.   The
Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 905.   May Hold Securities.

          Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent,
Security Registrar or such other agent.

SECTION 906.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

SECTION 907.   Compensation and Reimbursement.

          The Company shall

          (a)        pay to the Trustee from time to  time
     reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b)       except as otherwise expressly provided
     herein,  reimburse the Trustee upon its  request  for
     all  reasonable expenses, disbursements and  advances
     reasonably  incurred  or  made  by  the  Trustee   in
     accordance  with  any  provision  of  this  Indenture
     (including  the  reasonable  compensation   and   the
     expenses   and  disbursements  of  its   agents   and
     counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, wilful misconduct or bad faith; and

          (c)        indemnify  the Trustee  and  hold  it
     harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, wilful misconduct or bad faith.

          As   security   for  the  performance   of   the
obligations of the Company under this Section, the Trustee
shall  have  a  lien  prior  to the  Securities  upon  all
property  and  funds held or collected by the  Trustee  as
such  other  than property and funds held in  trust  under
Section 703 (except as otherwise provided in Section 703).
"Trustee"  for purposes of this Section shall include  any
predecessor   Trustee;   provided,   however,   that   the
negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

SECTION 908.   Disqualification; Conflicting Interests.

          If   the  Trustee  shall  have  or  acquire  any
conflicting  interest  within the  meaning  of  the  Trust
Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of
Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

SECTION 909.   Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be

          (a)        a  corporation  organized  and  doing
     business  under  the laws of the United  States,  any
     State  or  Territory  thereof  or  the  District   of
     Columbia,  authorized  under such  laws  to  exercise
     corporate trust powers, having a combined capital and
     surplus  of  at  least  $50,000,000  and  subject  to
     supervision  or  examination  by  Federal  or   State
     authority, or

          (b)        if and to the extent permitted by the
     Commission   by  rule,  regulation  or   order   upon
     application, a corporation or other Person  organized
     and  doing  business  under the  laws  of  a  foreign
     government,  authorized under such laws  to  exercise
     corporate trust powers, having a combined capital and
     surplus  of  at  least  $50,000,000  or  the   Dollar
     equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and,  in  either case, qualified and eligible  under  this
Article  and the Trust Indenture Act.  If such corporation
publishes reports of condition at least annually, pursuant
to  law  or  to  the requirements of such  supervising  or
examining  authority,  then  for  the  purposes  of   this
Section,  the  combined  capital  and  surplus   of   such
corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION  910.    Resignation and Removal;  Appointment  of
Successor.

          (a)        No  resignation  or  removal  of  the
     Trustee  and  no  appointment of a successor  Trustee
     pursuant to this Article shall become effective until
     the   acceptance  of  appointment  by  the  successor
     Trustee    in    accordance   with   the   applicable
     requirements of Section 911.

          (b)        The  Trustee may resign at  any  time
     with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c)       The Trustee may be removed at any time
     with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

          (d)       If at any time:

                    (i)     the  Trustee  shall  fail   to
               comply   with  Section  908  after  written
               request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, or

                    (ii)    the Trustee shall cease to  be
               eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                    (iii)      the  Trustee  shall  become
               incapable of acting or shall be adjudged  a
               bankrupt or insolvent or a receiver of  the
               Trustee   or  of  its  property  shall   be
               appointed or any public officer shall  take
               charge or control of the Trustee or of  its
               property  or  affairs for  the  purpose  of
               rehabilitation,       conservation       or
               liquidation,

then,  in  any  such  case, (x) the  Company  by  a  Board
Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e)        If  the  Trustee  shall  resign,   be
     removed  or  become  incapable of  acting,  or  if  a
     vacancy shall occur in the office of Trustee for  any
     cause  (other than as contemplated in clause  (y)  in
     subsection (d) of this Section), with respect to  the
     Securities of one or more series, the Company,  by  a
     Board  Resolution, shall promptly appoint a successor
     Trustee or Trustees with respect to the Securities of
     that  or  those series (it being understood that  any
     such  successor Trustee may be appointed with respect
     to  the  Securities of one or more  or  all  of  such
     series  and that at any time there shall be only  one
     Trustee  with  respect  to  the  Securities  of   any
     particular   series)  and  shall  comply   with   the
     applicable  requirements of Section 911.  If,  within
     one   year   after  such  resignation,   removal   or
     incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding
     Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 911, become the successor
     Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
     Section  911,  any Holder who has been  a  bona  fide
     Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor
     Trustee with respect to the Securities of such series.

          (f)       So long as no event which is, or after
     notice  or  lapse of time, or both, would become,  an
     Event   of  Default  shall  have  occurred   and   be
     continuing,  and  except with respect  to  a  Trustee
     appointed  by  Act of the Holders of  a  majority  in
     principal   amount  of  the  Outstanding   Securities
     pursuant  to subsection (e) of this Section,  if  the
     Company  shall  have delivered to the Trustee  (i)  a
     Board  Resolution  appointing  a  successor  Trustee,
     effective as of a date specified therein, and (ii) an
     instrument   of   acceptance  of  such   appointment,
     effective as of such date, by such successor  Trustee
     in  accordance with Section 911, the Trustee shall be
     deemed to have resigned as contemplated in subsection
     (b)  of this Section, the successor Trustee shall  be
     deemed to have been appointed by the Company pursuant
     to   subsection   (e)  of  this  Section   and   such
     appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

          (g)        The Company shall give notice of each
     resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security
     Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

SECTION 911.   Acceptance of Appointment by Successor.

          (a)        In  case of the appointment hereunder
     of a successor Trustee with respect to the Securities
     of  all  series,  every  such  successor  Trustee  so
     appointed  shall execute, acknowledge and deliver  to
     the Company and to the retiring Trustee an instrument
     accepting   such  appointment,  and   thereupon   the
     resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring
     Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b)        In  case of the appointment hereunder
     of a successor Trustee with respect to the Securities
     of one or more (but not all) series, the Company, the
     retiring  Trustee  and  each successor  Trustee  with
     respect to the Securities of one or more series shall
     execute and deliver an indenture supplemental  hereto
     wherein  each  successor Trustee  shall  accept  such
     appointment   and  which  (1)  shall   contain   such
     provisions  as  shall be necessary  or  desirable  to
     transfer  and  confirm  to,  and  to  vest  in,  each
     successor Trustee all the rights, powers, trusts  and
     duties  of the retiring Trustee with respect  to  the
     Securities  of  that  or those series  to  which  the
     appointment of such successor Trustee relates, (2) if
     the retiring Trustee is not retiring with respect  to
     all  Securities,  shall contain  such  provisions  as
     shall  be  deemed necessary or desirable  to  confirm
     that all the rights, powers, trusts and duties of the
     retiring  Trustee with respect to the  Securities  of
     that or those series as to which the retiring Trustee
     is  not  retiring shall continue to be vested in  the
     retiring  Trustee and (3) shall add to or change  any
     of  the  provisions  of this Indenture  as  shall  be
     necessary   to   provide  for   or   facilitate   the
     administration of the trusts hereunder by  more  than
     one  Trustee, it being understood that nothing herein
     or  in  such  supplemental indenture shall constitute
     such  Trustees co-trustees of the same trust and that
     each  such  Trustee shall be trustee of  a  trust  or
     trusts hereunder separate and apart from any trust or
     trusts  hereunder  administered  by  any  other  such
     Trustee; and upon the execution and delivery of  such
     supplemental indenture the resignation or removal  of
     the  retiring Trustee shall become effective  to  the
     extent  provided  therein  and  each  such  successor
     Trustee, without any further act, deed or conveyance,
     shall  become  vested  with all the  rights,  powers,
     trusts  and  duties  of  the  retiring  Trustee  with
     respect to the Securities of that or those series  to
     which  the  appointment  of  such  successor  Trustee
     relates;  but,  on  request of  the  Company  or  any
     successor   Trustee,  such  retiring  Trustee,   upon
     payment  of  all sums owed to it, shall duly  assign,
     transfer  and deliver to such successor  Trustee  all
     property  and  money  held by such  retiring  Trustee
     hereunder with respect to the Securities of  that  or
     those  series  to  which  the  appointment  of   such
     successor Trustee relates.

          (c)        Upon  request of any  such  successor
     Trustee, the Company shall execute any instruments which fully vest in and confirm to such successor
     Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

          (d)        No successor Trustee shall accept its
     appointment  unless  at the time of  such  acceptance
     such   successor  Trustee  shall  be  qualified   and
     eligible under this Article.

SECTION   912.    Merger,  Conversion,  Consolidation   or
Succession to Business.

          Any  corporation into which the Trustee  may  be
merged  or converted or with which it may be consolidated,
or  any  corporation resulting from any merger, conversion
or consolidation to which the Trustee shall be a party, or
any corporation succeeding to all or substantially all the
corporate  trust  business of the Trustee,  shall  be  the
successor   of   the  Trustee  hereunder,  provided   such
corporation  shall  be  otherwise qualified  and  eligible
under this Article, without the execution or filing of any
paper or any further act on the part of any of the parties
hereto.    In   case  any  Securities  shall   have   been
authenticated, but not delivered, by the Trustee  then  in
office,   any   successor   by   merger,   conversion   or
consolidation  to  such authenticating Trustee  may  adopt
such   authentication  and  deliver  the   Securities   so
authenticated  with the same effect as if  such  successor
Trustee had itself authenticated such Securities.

SECTION  913.   Preferential Collection of Claims  Against
Company.

          If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities
(other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

          (a)        the term "cash transaction" means any
     transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (b)         the  term  "self-liquidating  paper"
     means  any  draft,  bill of exchange,  acceptance  or
     obligation  which  is  made,  drawn,  negotiated   or
     incurred  by the Company for the purpose of financing
     the  purchase,  processing, manufacturing,  shipment,
     storage  or  sale of goods, wares or merchandise  and
     which  is  secured by documents evidencing title  to,
     possession  of, or a lien upon, the goods,  wares  or
     merchandise  or  the receivables or proceeds  arising
     from  the  sale  of the goods, wares  or  merchandise
     previously  constituting the security,  provided  the
     security  is  received by the Trustee  simultaneously
     with  the creation of the creditor relationship  with
     the   Company  arising  from  the  making,   drawing,
     negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 914.   Co-trustees and Separate Trustees.

          At any time or times, for the purpose of meeting
the legal requirements of any applicable jurisdiction, the
Company and the Trustee shall have power to appoint,  and,
upon  the written request of the Trustee or of the Holders
of at least 33% in principal amount of the Securities then
Outstanding, the Company shall for such purpose join  with
the   Trustee  in  the  execution  and  delivery  of   all
instruments and agreements necessary or proper to appoint,
one  or more Persons approved by the Trustee either to act
as  co-trustee, jointly with the Trustee,  or  to  act  as
separate trustee, in either case with such powers  as  may
be  provided in the instrument of appointment, and to vest
in  such Person or Persons, in the capacity aforesaid, any
property,  title,  right  or  power  deemed  necessary  or
desirable,  subject  to  the  other  provisions  of   this
Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

          Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

          Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

          (a)        the Securities shall be authenticated
     and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

          (b)         the   rights,  powers,  duties   and
     obligations  hereby  conferred or  imposed  upon  the
     Trustee  in respect of any property covered  by  such
     appointment  shall be conferred or imposed  upon  and
     exercised  or performed either by the Trustee  or  by
     the  Trustee and such co-trustee or separate  trustee
     jointly,  as  shall  be provided  in  the  instrument
     appointing  such  co-trustee  or  separate   trustee,
     except  to  the  extent that under  any  law  of  any
     jurisdiction  in which any particular act  is  to  be
     performed,  the  Trustee  shall  be  incompetent   or
     unqualified to perform such act, in which event  such
     rights,  powers,  duties  and  obligations  shall  be
     exercised   and  performed  by  such  co-trustee   or
     separate trustee;

          (c)        the  Trustee  at  any  time,  by   an
     instrument  in  writing  executed  by  it,  with  the
     concurrence   of   the  Company,   may   accept   the
     resignation  of or remove any co-trustee or  separate
     trustee  appointed  under this Section,  and,  if  an
     Event   of  Default  shall  have  occurred   and   be
     continuing,  the Trustee shall have power  to  accept
     the resignation of, or remove, any such co-trustee or
     separate  trustee  without  the  concurrence  of  the
     Company.   Upon the written request of  the  Trustee,
     the  Company  shall  join with  the  Trustee  in  the
     execution   and  delivery  of  all  instruments   and
     agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

          (d)        no  co-trustee  or  separate  trustee
     hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

          (e)        any Act of Holders delivered  to  the
     Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 915.   Appointment of Authenticating Agent.

          The  Trustee may appoint an Authenticating Agent
or  Agents with respect to the Securities of one  or  more
series,  or Tranche thereof, which shall be authorized  to
act on behalf of the Trustee to authenticate Securities of
such  series  or  Tranche issued upon  original  issuance,
exchange,  registration of transfer or partial  redemption
thereof  or  pursuant to Section 306,  and  Securities  so
authenticated  shall be entitled to the benefits  of  this
Indenture  and  shall  be  valid and  obligatory  for  all
purposes  as  if  authenticated by the Trustee  hereunder.
Wherever  reference  is  made in  this  Indenture  to  the
authentication and delivery of Securities by  the  Trustee
or  the  Trustee's  certificate  of  authentication,  such
reference  shall  be deemed to include authentication  and
delivery  on  behalf of the Trustee by  an  Authenticating
Agent  and  a  certificate of authentication  executed  on
behalf  of  the Trustee by an Authenticating Agent.   Each
Authenticating  Agent shall be acceptable to  the  Company
and  shall  at  all times be a corporation  organized  and
doing  business under the laws of the United  States,  any
State or territory thereof or the District of Columbia  or
the  Commonwealth  of Puerto Rico, authorized  under  such
laws  to  act as Authenticating Agent, having  a  combined
capital  and  surplus  of not less  than  $50,000,000  and
subject to supervision or examination by Federal or  State
authority.  If such Authenticating Agent publishes reports
of  condition at least annually, pursuant to law or to the
requirements  of said supervising or examining  authority,
then  for  the  purposes  of this  Section,  the  combined
capital and surplus of such Authenticating Agent shall  be
deemed to be its combined capital and surplus as set forth
in  its most recent report of condition so published.   If
at  any  time  an Authenticating Agent shall cease  to  be
eligible  in  accordance  with  the  provisions  of   this
Section,   such   Authenticating   Agent   shall    resign
immediately in the manner and with the effect specified in this Section.

          Any  corporation  into which  an  Authenticating
Agent  may be merged or converted or with which it may  be
consolidated,  or  any  corporation  resulting  from   any
merger,   conversion  or  consolidation  to   which   such
Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An  Authenticating Agent may resign at any  time
by giving written notice thereof to the Trustee and to the
Company.  The Trustee may at any time terminate the agency
of  an  Authenticating  Agent  by  giving  written  notice
thereof  to such Authenticating Agent and to the  Company.
Upon receiving such a notice of resignation or upon such a
termination,  or  in case at any time such  Authenticating
Agent  shall cease to be eligible in accordance  with  the
provisions  of  this Section, the Trustee  may  appoint  a
successor  Authenticating Agent which shall be  acceptable
to  the Company.  Any successor Authenticating Agent  upon
acceptance  of  its  appointment  hereunder  shall  become
vested  with  all  the rights, powers and  duties  of  its
predecessor  hereunder, with like effect as if  originally
named   as   an   Authenticating  Agent.    No   successor
Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with, and subject to the provisions of Section 907.

          The  provisions  of Sections 308,  904  and  905
shall be applicable to each Authenticating Agent.

          If an appointment with respect to the Securities
of  one  or more series, or any Tranche thereof, shall  be
made  pursuant  to  this Section, the Securities  of  such
series  or Tranche may have endorsed thereon, in  addition
to   the  Trustee's  certificate  of  authentication,   an
alternate certificate of authentication substantially in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.


                                      As Trustee


                                      By
                                      As Authenticating
                                           Agent


                                      By
                                      Authorized Signatory

          If  all of the Securities of a series may not be
originally issued at one time, and if the Trustee does not
have  an office capable of authenticating Securities  upon
original issuance located in a Place of Payment where  the
Company   wishes  to  have  Securities  of   such   series
authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating
Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                        ARTICLE TEN
     Holders' Lists and Reports by Trustee and Company

SECTION 1001.       Lists of Holders.

          Semiannually,   not  later  than   _______   and
___________ in each year, commencing _______________,  and
at such other times as the Trustee may request in writing,
the  Company shall furnish or cause to be furnished to the
Trustee information as to the names and addresses  of  the
Holders,  and the Trustee shall preserve such  information
and  similar  information received  by  it  in  any  other
capacity  and afford to the Holders access to  information
so  preserved by it, all to such extent, if  any,  and  in
such  manner  as shall be required by the Trust  Indenture
Act;  provided,  however,  that  no  such  list  need   be
furnished  so  long as the Trustee shall be  the  Security
Registrar.

SECTION 1002.       Reports by Trustee and Company.

          Not later than _____________ in each year, commencing _______________, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding _______________, with respect to any events and other matters described in Section 313(a) of the Trust
Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders, the Commission and each securities exchange upon which any Securities are listed, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. The Company shall notify the Trustee of the listing of any Securities on any securities exchange.

                      ARTICLE ELEVEN
    Consolidation, Merger, Conveyance or Other Transfer

SECTION 1101.       Company May Consolidate, Etc., Only on
Certain Terms.

          The Company shall not consolidate with or merge into any other Person, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

          (a)          the    Person   formed   by    such
     consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding
     Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b)        immediately  after giving  effect  to
     such transaction and treating any indebtedness for borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c)        the  Company shall have delivered  to
     the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

SECTION 1102.       Successor Person Substituted.

          Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1101, the successor Person formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder.

                      ARTICLE TWELVE
                  Supplemental Indentures

SECTION   1201.         Supplemental  Indentures   Without
Consent of Holders.

          Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a)        to evidence the succession of another
     Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven;
     or

          (b)        to  add one or more covenants of  the
     Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or one or more specified Tranches thereof, or to surrender any right or power herein conferred upon the Company; or

          (c)        to  add  any  additional  Events   of
     Default  with  respect  to  all  or  any  series   of
     Securities Outstanding hereunder; or

          (d)        to  change or eliminate any provision
     of this Indenture or to add any new provision to this
     Indenture;  provided, however, that if  such  change,
     elimination  or addition shall adversely  affect  the
     interests of the Holders of Securities of any  series
     or  Tranche Outstanding on the date of such indenture
     supplemental  hereto  in any material  respect,  such
     change,   elimination   or  addition   shall   become
     effective with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or when no Security of such series or Tranche remains
     Outstanding; or

          (e)       to provide collateral security for all
     but not part of the Securities; or

          (f)        to  establish the form  or  terms  of
     Securities of any series or Tranche as contemplated by Sections 201 and 301; or

          (g)        to provide for the authentication and
     delivery    of   bearer   securities   and    coupons
     appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

          (h)         to  evidence  and  provide  for  the
     acceptance of appointment hereunder by a separate or successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

          (i)       to provide for the procedures required
     to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

          (j)        to  change any place or places  where
     (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

          (k)        to cure any ambiguity, to correct  or
     supplement   any  provision  herein  which   may   be
     defective  or  inconsistent with any other  provision
     herein,  or  to  make  any  other  changes   to   the
     provisions  hereof  or to add other  provisions  with
     respect  to  matters or questions arising under  this
     Indenture,  provided  that  such  other  changes   or
     additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

          Without   limiting   the   generality   of   the
foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                    (x)    if  any  such  amendment  shall
               require   one  or  more  changes   to   any
               provisions  hereof or the inclusion  herein
               of  any additional provisions, or shall  by
               operation  of law be deemed to effect  such
               changes  or incorporate such provisions  by
               reference   or  otherwise,  this  Indenture
               shall be deemed to have been amended so  as
               to  conform to such amendment to the  Trust
               Indenture  Act,  and the  Company  and  the
               Trustee  may,  without the consent  of  any
               Holders,    enter   into    an    indenture
               supplemental hereto to effect or evidence such changes or additional provisions; or

                    (y)    if  any  such  amendment  shall
               permit  one  or  more changes  to,  or  the
               elimination   of,  any  provisions   hereof
               which,  at  the  date of the execution  and
               delivery  hereof or at any time thereafter,
               are required by the Trust Indenture Act  to
               be  contained herein, this Indenture  shall
               be  deemed  to have been amended to  effect
               such   changes  or  elimination,  and   the
               Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

SECTION  1202.       Supplemental Indentures With  Consent
of Holders.

          With the consent of the Holders of not less than
a majority in aggregate principal amount of the Securities
of  all  series  then  Outstanding under  this  Indenture,
considered as one class, by Act of said Holders  delivered
to   the  Company  and  the  Trustee,  the  Company,  when
authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

          (a)        change  the  Stated Maturity  of  the
     principal of, or any installment of principal  of  or
     interest  on,  any Security, or reduce the  principal
     amount  thereof or the rate of interest  thereon  (or
     the amount of any installment of interest thereon) or
     change  the method of calculating such rate or reduce
     any  premium payable upon the redemption thereof,  or
     reduce  the  amount of the principal  of  a  Discount
     Security  that  would  be  due  and  payable  upon  a
     declaration  of acceleration of the Maturity  thereof
     pursuant  to  Section  802, or  change  the  coin  or
     currency  (or other property), in which any  Security
     or any premium or the interest thereon is payable, or
     impair   the   right  to  institute  suit   for   the
     enforcement  of  any such payment  on  or  after  the
     Stated  Maturity of any Security (or, in the case  of
     redemption,   on  or  after  the  Redemption   Date),
     without, in any such case, the consent of the Holder of such Security, or

          (b)        reduce  the percentage  in  principal
     amount of the Outstanding Securities of any series or
     any  Tranche thereof, the consent of the  Holders  of
     which   is   required   for  any  such   supplemental
     indenture, or the consent of the Holders of which  is
     required  for  any  waiver  of  compliance  with  any
     provision  of  this  Indenture  or  of  any   default
     hereunder   and  its  consequences,  or  reduce   the
     requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series or Tranche, or

          (c)        modify any of the provisions of  this
     Section,  Section 607 or Section 813 with respect  to
     the Securities of any series, or any Tranche thereof,
     or  except  to increase the percentages in  principal
     amount  referred  to in this Section  or  such  other
     Sections or to provide that other provisions of  this
     Indenture  cannot be modified or waived  without  the
     consent  of  the Holder of each Outstanding  Security
     affected thereby; provided, however, that this clause
     shall  not  be deemed to require the consent  of  any
     Holder  with respect to changes in the references  to
     the   "Trustee"  and  concomitant  changes  in   this
     Section,   or  the  deletion  of  this  proviso,   in
     accordance with the requirements of Sections 911(b) and 1201(h).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or of one or more
Tranches thereof, or which modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

          It shall not be necessary for any Act of Holders
under  this Section to approve the particular form of  any
proposed   supplemental  indenture,  but   it   shall   be
sufficient  if  such  Act  shall  approve  the   substance
thereof.   A waiver by a Holder of such Holder's right  to
consent under this Section shall be deemed to be a consent of such Holder.

SECTION 1203.       Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts
created  by, any supplemental indenture permitted by  this
Article or the modifications thereby of the trusts created
by  this  Indenture,  the Trustee  shall  be  entitled  to
receive,  and  (subject to Section  901)  shall  be  fully
protected  in relying upon, an Opinion of Counsel  stating
that  the  execution  of  such supplemental  indenture  is
authorized  or permitted by this Indenture.   The  Trustee
may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.       Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture
under  this  Article this Indenture shall be  modified  in
accordance  therewith,  and  such  supplemental  indenture
shall form a part of this Indenture for all purposes;  and
every  Holder  of  Securities  theretofore  or  thereafter
authenticated  and  delivered  hereunder  shall  be  bound
thereby.   Any  supplemental indenture permitted  by  this
Article  may restate this Indenture in its entirety,  and,
upon   the  execution  and  delivery  thereof,  any   such
restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.       Conformity With Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION    1206.         Reference   in   Securities    to
Supplemental Indentures.

          Securities   of  any  series,  or  any   Tranche
thereof,  authenticated and delivered after the  execution
of  any  supplemental indenture pursuant to  this  Article
may, and shall if required by the Trustee, bear a notation
in  form approved by the Trustee as to any matter provided
for  in such supplemental indenture.  If the Company shall
so determine, new Securities of any series, or any Tranche
thereof, so modified as to conform, in the opinion of  the
Trustee   and   the  Company,  to  any  such  supplemental
indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

SECTION   1207.        Modification  Without  Supplemental
Indenture.

          If   the  terms  of  any  particular  series  of
Securities  shall  have  been  established  in   a   Board
Resolution or an Officer's Certificate pursuant to a Board
Resolution as contemplated by Section 301, and not  in  an
indenture supplemental hereto, additions to, changes in or
the  elimination of any of such terms may be  effected  by
means  of  a  supplemental Board Resolution  or  Officer's
Certificate,  as  the  case  may  be,  delivered  to,  and
accepted  by,  the Trustee; provided, however,  that  such
supplemental  Board  Resolution or  Officer's  Certificate
shall  not  be  accepted by the Trustee  or  otherwise  be
effective  unless  all  conditions  set  forth   in   this
Indenture which would be required to be satisfied if  such
additions,  changes  or elimination were  contained  in  a
supplemental   indenture  shall  have  been  appropriately
satisfied.   Upon the acceptance thereof by  the  Trustee,
any   such  supplemental  Board  Resolution  or  Officer's
Certificate   shall  be  deemed  to  be  a   "supplemental
indenture" for purposes of Section 1204 and 1206.

                     ARTICLE THIRTEEN
        Meetings of Holders; Action Without Meeting

SECTION  1301.        Purposes for Which Meetings  May  Be
Called.

          A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 1302.       Call, Notice and Place of Meetings.

          (a)        The  Trustee may at any time  call  a
     meeting  of Holders of Securities of one or more,  or
     all, series, or any Tranche or Tranches thereof,  for
     any purpose specified in Section 1301, to be held  at
     such  time  and  at  such place  in  the  Borough  of
     Manhattan, The City of New York, as the Trustee shall
     determine,  or, with the approval of the Company,  at
     any  other  place.   Notice of  every  such  meeting,
     setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b)         If  the  Trustee  shall  have   been
     requested  to  call  a  meeting  of  the  Holders  of
     Securities  of  one or more, or all, series,  or  any
     Tranche or Tranches thereof, by the Company or by the
     Holders of 33% in aggregate principal amount  of  all
     of such series and Tranches, considered as one class,
     for any purpose specified in Section 1301, by written
     request setting forth in reasonable detail the action
     proposed to be taken at the meeting, and the  Trustee
     shall  not  have  given the notice  of  such  meeting
     within 21 days after receipt of such request or shall
     not  thereafter proceed to cause the  meeting  to  be
     held  as  provided herein, then the  Company  or  the
     Holders of Securities of such series and Tranches  in
     the  amount above specified, as the case may be,  may
     determine  the time and the place in the  Borough  of
     Manhattan,  The City of New York, or  in  such  other
     place  as  shall  be determined or  approved  by  the
     Company,  for such meeting and may call such  meeting
     for  such  purposes  by  giving  notice  thereof   as
     provided in subsection (a) of this Section.

          (c)        Any  meeting of Holders of Securities
     of  one  or  more, or all, series, or any Tranche  or
     Tranches  thereof, shall be valid without  notice  if
     the  Holders  of all Outstanding Securities  of  such
     series or Tranches are present in person or by  proxy
     and if representatives of the Company and the Trustee
     are present, or if notice is waived in writing before
     or   after  the  meeting  by  the  Holders   of   all
     Outstanding Securities of such series or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.       Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.       Quorum; Action.

          The  Persons  entitled to  vote  a  majority  in
aggregate  principal amount of the Outstanding  Securities
of the series and Tranches with respect to which a meeting
shall   have   been   called  as  hereinbefore   provided,
considered as one class, shall constitute a quorum  for  a
meeting  of  Holders  of Securities  of  such  series  and
Tranches; provided, however, that if any action is  to  be
taken  at  such  meeting  which this  Indenture  expressly
provides  may  be  taken  by the Holders  of  a  specified
percentage,  which is less than a majority,  in  principal
amount  of  the Outstanding Securities of such series  and
Tranches, considered as one class, the Persons entitled to
vote such specified percentage in principal amount of  the
Outstanding  Securities  of  such  series  and   Tranches,
considered  as one class, shall constitute a  quorum.   In
the  absence  of  a  quorum within one hour  of  the  time
appointed  for  any  such meeting, the meeting  shall,  if
convened at the request of Holders of Securities  of  such
series and Tranches, be dissolved.  In any other case  the
meeting  may  be  adjourned for  such  period  as  may  be
determined  by the chairman of the meeting  prior  to  the
adjournment of such meeting.  In the absence of  a  quorum
at  any such adjourned meeting, such adjourned meeting may
be  further adjourned for such period as may be determined
by the chairman of the meeting prior to the adjournment of
such  adjourned  meeting.  Except as provided  by  Section
1305(e),   notice  of  the  reconvening  of  any   meeting
adjourned for more than 30 days shall be given as provided in Section 1302(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened.
Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

          Except   as   limited  by  Section   1202,   any
resolution  presented  to a meeting or  adjourned  meeting
duly  reconvened at which a quorum is present as aforesaid
may be adopted only by the affirmative vote of the Holders
of  a  majority  in  aggregate  principal  amount  of  the
Outstanding  Securities of the series  and  Tranches  with
respect  to  which  such meeting shall have  been  called,
considered  as one class; provided, however, that,  except
as  so  limited, any resolution with respect to any action
which  this Indenture expressly provides may be  taken  by
the  Holders of a specified percentage, which is less than
a   majority,  in  principal  amount  of  the  Outstanding
Securities of such series and Tranches, considered as  one
class,   may  be  adopted  at a meeting  or  an  adjourned
meeting  duly reconvened and at which a quorum is  present
as  aforesaid  by the affirmative vote of the  Holders  of
such  specified  percentage in  principal  amount  of  the
Outstanding  Securities  of  such  series  and   Tranches,
considered as one class.

          Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1305. Attendance at Meetings; Determination
              of Voting Rights; Conduct and Adjournment of Meetings.

          (a)        Attendance at meetings of Holders  of
     Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

          (b)        Notwithstanding any other  provisions
     of   this  Indenture,  the  Trustee  may  make   such
     reasonable  regulations as it may deem advisable  for
     any  meeting  of Holders of Securities in  regard  to
     proof  of the holding of such Securities and  of  the
     appointment   of  proxies  and  in  regard   to   the
     appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
     Section  104.   Such  regulations  may  provide  that
     written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (c)       The Trustee shall, by an instrument in
     writing, appoint a temporary chairman of the meeting,
     unless  the  meeting shall have been  called  by  the
     Company or by Holders as provided in Section 1302(b),
     in   which  case  the  Company  or  the  Holders   of
     Securities  of  the series and Tranches  calling  the
     meeting,  as  the case may be, shall in  like  manner
     appoint  a temporary chairman.  A permanent  chairman
     and  a  permanent secretary of the meeting  shall  be
     elected  by vote of the Persons entitled  to  vote  a
     majority  in  aggregate  principal  amount   of   the
     Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

          (d)        At  any meeting each Holder or  proxy
     shall  be  entitled  to  one  vote  for  each  $1,000
     principal amount of Securities held or represented by
     him; provided, however, that no vote shall be cast or
     counted  at  any meeting in respect of  any  Security
     challenged  as  not  Outstanding  and  ruled  by  the
     chairman  of the meeting to be not Outstanding.   The
     chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (e)        Any  meeting duly called pursuant  to
     Section  1302  at which a quorum is  present  may  be
     adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class;
     and the meeting may be held as so adjourned without further notice.

SECTION 1306.       Counting Votes and Recording Action of
Meetings.

          The  vote upon any resolution submitted  to  any
meeting  of Holders shall be by written ballots  on  which
shall  be subscribed the signatures of the Holders  or  of
their  representatives by proxy and the principal  amounts
and  serial numbers of the Outstanding Securities, of  the
series  and  Tranches with respect to  which  the  meeting
shall have been called, held or represented by them.   The
permanent  chairman  of  the  meeting  shall  appoint  two
inspectors of votes who shall count all votes cast at  the
meeting  for or against any resolution and who shall  make
and  file with the secretary of the meeting their verified
written  reports  of all votes cast  at  the  meeting.   A
record of the proceedings of each meeting of Holders shall
be  prepared  by  the secretary of the meeting  and  there
shall  be attached to said record the original reports  of
the  inspectors  of  votes on any  vote  by  ballot  taken
thereat  and  affidavits  by one or  more  persons  having
knowledge of the facts setting forth a copy of the  notice
of  the meeting and showing that said notice was given  as
provided in Section 1302 and, if applicable, Section 1304.
Each  copy  shall be signed and verified by the affidavits
of the permanent chairman and secretary of the meeting and
one  such  copy  shall be delivered to  the  Company,  and
another to the Trustee to be preserved by the Trustee, the
latter  to have attached thereto the ballots voted at  the
meeting.   Any  record  so signed and  verified  shall  be
conclusive evidence of the matters therein stated.

SECTION 1307.       Action Without Meeting.

          In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                     ARTICLE FOURTEEN
   Immunity of Incorporators, Stockholders, Officers and
                         Directors

SECTION 1401.       Liability Solely Corporate.

          No  recourse shall be had for the payment of the
principal of or premium, if any, or interest, if  any,  on
any  Securities,  or any part thereof, or  for  any  claim
based  thereon or otherwise in respect thereof, or of  the
indebtedness represented thereby, or upon any  obligation,
covenant  or  agreement under this Indenture, against  any
incorporator, stockholder, officer or director,  as  such,
past,  present  or  future  of  the  Company  or  of   any
predecessor  or successor corporation (either directly  or
through   the  Company  or  a  predecessor  or   successor
corporation),  whether  by virtue  of  any  constitutional
provision,  statute or rule of law, or by the  enforcement
of  any  assessment  or  penalty or  otherwise;  it  being
expressly  agreed and understood that this  Indenture  and
all  the Securities are solely corporate obligations,  and
that no personal liability whatsoever shall attach to,  or
be  incurred by, any incorporator, stockholder, officer or
director,  past, present or future, of the Company  or  of
any  predecessor or successor corporation, either directly
or  indirectly  through the Company or any predecessor  or
successor corporation, because of the indebtedness  hereby
authorized   or  under  or  by  reason  of  any   of   the
obligations,  covenants or agreements  contained  in  this
Indenture  or  in any of the Securities or to  be  implied
herefrom   or  therefrom,  and  that  any  such   personal
liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                 _________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                                   ENTERGY MISSISSIPPI, INC.



                                   By:



                                   Trustee


                                   By:

STATE OF _____________________     )
                              ) ss.:
COUNTY OF ___________________ )


          On  the _____ day of _________, _____, before me
personally came _________________, to me known, who, being
by  me  duly  sworn, did depose and say  that  he  is  the
_________________________  of Entergy   Mississippi  Inc.,
one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                           Notary
                                           Public


STATE OF _____________________     )
                              ) ss.:
COUNTY OF ___________________ )


          On  the _____ day of ____________, _____, before
me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is a _________________ of ______________________________, one
of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                             Notary Public